UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21184

Name of Fund: BlackRock Florida Municipal 2020 Term Trust (BFO)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Florida Municipal 2020 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2010

Date of reporting period: 07/31/2010

Item 1 – Report to Stockholders

July 31, 2010

Annual Report

BlackRock California Investment Quality Municipal Trust Inc. (RAA)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Investment Quality Municipal Income Trust (RFA)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	JULY 31, 2010

Dear Shareholder

The global economy is continuing to slowly improve, with the United States and emerging markets leading the way; however global and US economic statistics show that the pace of economic growth has trailed off in recent months. Market volatility has remained elevated over the past several months as investors remain uncertain about the future direction of economic growth. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. It is our view that the recent soft patch of economic data is just that — a slowdown in the pace of recovery and not an indication that the economy is sliding back into recession. In the United States, we expect to see slightly slower economic growth over the next several quarters; however, true double-dip recessions are quite rare, and unless there is a major shock to the economy, we believe the recovery will continue.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corporate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets were staging a muted recovery. On a 12-month basis global equities were still showing positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and credit-related issues have held European markets down. Within the United States, smaller cap stocks have outperformed large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Over recent months, risk aversion and credit issues kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close, higher-risk fixed income assets performed well due to strong earnings announcements and better-than-expected results on European bank stress tests. Meanwhile, tax-exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of July 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	3.61%	13.84%

US small cap equities (Russell 2000 Index)	8.79	18.43

International equities (MSCI Europe, Australasia, Far East Index)	(0.62)	6.26

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.06	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	7.67	8.34

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.85	8.91

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	4.06	9.15

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.72	23.69

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility while questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of July 31, 2010	BlackRock California Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock California Investment Quality Municipal Trust Inc.’s (RAA) (the “Trust”) investment objective is to provide high current income exempt from regular federal and California income taxes consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in securities that are rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Board of Trustees and the Trust’s shareholders have approved the liquidation and dissolution of the Trust, which is currently anticipated to liquidate on or about September 30, 2010. Please refer to Note 8 of the Notes to Financial Statements.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Trust returned 27.84% based on market price and 18.24% based on net asset value (“NAV”). For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 22.90% based on market price and 18.98% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust improved its net income balances during the period by focusing on income accrual, however its relative yield remains inadequate to provide a competitive dividend distribution. A below-average distribution yield detracted from total return results. Cash reserves held in the Trust (mostly during the first half of the period) also detracted as cash underperformed longer maturity coupon bonds in an environment of falling interest rates and tightening spreads. However, the tightening of credit quality spreads boosted performance of the lower-rated sectors of the portfolio. The Trust’s holdings in corporate and health municipals also aided performance. A fully-invested and slightly longer relative duration posture were additive, too, as rates declined over the period. The municipal market benefited from the Build America Bond Program, which effectively moved supply to the taxable market and, thus, alleviated supply pressure in the tax-exempt space. Strong retail demand for municipal bonds improved liquidity, which enabled the Trust to trade more actively and take advantage of opportunities to boost total return.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RAA
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2010 ($13.59)[1]	5.12%
Tax Equivalent Yield[2]	7.88%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Leverage as of July 31, 2010[4]	34%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$13.59	$11.20	21.34%	$13.64	$11.20
Net Asset Value	$13.86	$12.35	12.23%	$14.09	$12.34

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

County/City/Special District/School District	35%	34%
Utilities	26	19
Health	15	10
Transportation	10	10
State	8	10
Education	6	12
Corporate	—	5

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	24%	12%
AA/Aa	49	47
A	27	33
BBB/Baa	—	6
B	—	2

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

4	ANNUAL REPORT	JULY 31, 2010

Trust Summary as of July 31, 2010	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular US federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Trust returned 22.55% based on market price, and 20.15% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 22.90% based on market price, and 18.98% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust maintains a relatively generous degree of income accrual, which was a positive factor. The tightening of credit quality spreads boosted performance of the lower-rated sectors of the portfolio. The Trust’s holdings in corporate and health municipals also aided performance. A fully-invested and slightly longer relative duration posture were additive, too, as rates declined over the period. The municipal market benefited from the Build America Bond Program, which effectively moved supply to the taxable market and, thus, alleviated supply pressure in the tax-exempt space. Detracting from performance was the Trust’s exposure to zero-coupon bonds, which remained out of favor with investors and underperformed municipal coupon bonds. Cash reserves held in the Trust (mostly during the first half of the period) also detracted as cash underperformed longer maturity coupon bonds in an environment of falling interest rates and tightening spreads.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2010 ($14.21)[1]	6.39%
Tax Equivalent Yield[2]	9.83%
Current Monthly Distribution per Common Share[3]	$0.0757
Current Annualized Distribution per Common Share[3]	$0.9084
Leverage as of July 31, 2010[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$14.21	$12.40	14.60%	$14.52	$12.34
Net Asset Value	$14.28	$12.71	12.35%	$14.65	$12.65

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

County/City/Special District/School District	37%	37%
Utilities	27	10
Education	10	18
Health	9	11
State	7	6
Transportation	6	10
Housing	3	6
Corporate	1	2

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	24%	21%
AA/Aa	46	28
A	26	40
BBB/Baa	3	8
B	—	1
Not Rated[6]	1	2

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010 and July 31, 2009, the market value of these securities was $5,717,100, representing 1% and $1,974,163, representing 1%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2010	5

Trust Summary as of July 31, 2010	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per Common Share (the initial offering price per share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Trust returned 22.05% based on market price, and 17.35% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 19.82% based on market price, and 14.58% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s allocations to the corporate and health sectors had a positive impact on performance. Overall the Trust benefited from increasing bond prices in the declining interest rate environment, however, its exposure to pre-refunded and escrowed issues detracted from performance as their shorter maturity reduces their sensitivity to interest rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2010 ($14.30)[1]	4.70%
Tax Equivalent Yield[2]	7.23%
Current Monthly Distribution per Common Share[3]	$0.056
Current Annualized Distribution per Common Share[3]	$0.672
Leverage as of July 31, 2010[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$14.30	$12.31	16.17%	$14.30	$12.10
Net Asset Value	$14.91	$13.35	11.69%	$14.91	$13.34

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

County/City/Special District/School District	45%	48%
Utilities	20	18
Health	12	11
State	10	9
Corporate	7	6
Housing	3	5
Transportation	2	2
Education	1	1

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	32%	31%
AA/Aa	19	10
A	23	30
BBB/Baa	7	6
BB/Ba	—	2
Not Rated[6]	19	21

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010 and July 31, 2009, the market value of these securities was $13,590,604, representing 11% and $13,543,166, representing 11%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	JULY 31, 2010

Trust Summary as of July 31, 2010	BlackRock Investment Quality Municipal Income Trust

Trust Overview

BlackRock Investment Quality Municipal Income Trust’s (RFA) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Trust returned 33.92% based on market price, and 18.09% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 23.46% based on market price, and 19.89% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings of Florida issues detracted from performance during the period as Florida underperformed the national market. The Trust continues to seek to reduce its exposure to Florida, however, many of its Florida holdings have limited liquidity. On the positive side, the Trust held health and housing bonds with maturities of 20 years and longer, which benefited performance as the municipal yield curve flattened over the last 12 months.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RFA
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2010 ($12.60)[1]	6.67%
Tax Equivalent Yield[2]	10.26%
Current Monthly Distribution per Common Share[3]	$0.07
Current Annualized Distribution per Common Share[3]	$0.84
Leverage as of July 31, 2010[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$12.60	$10.08	25.00%	$12.98	$9.95
Net Asset Value	$12.29	$11.15	10.22%	$12.73	$11.13

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

Utilities	19	21%
County/City/Special District/School District	19	27
Transportation	19	13
Health	17	12
State	10	10
Education	7	9
Housing	6	8
Corporate	2	—
Tobacco	1	—

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	16%	14%
AA/Aa	57	44
A	22	32
BBB/Baa	4	—
BB/Ba	—	1
Not Rated	1	9 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The Investment advisor has deemed certain of these non-rated securities to be investment grade quality. As of July 31, 2009, the market value of these securities was $461,249, representing 2% of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2010	7

Trust Summary as of July 31, 2010	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Trust returned 19.01% based on market price, and 17.04% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 23.46% based on market price, and 19.89% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings of Florida issues detracted from performance during the period as Florida underperformed the national market. The Trust continues to seek to reduce its exposure to Florida, however, many of its Florida holdings have limited liquidity. On the positive side, the Trust held health and housing bonds with maturities of 20 years and longer, which benefited performance as the municipal yield curve flattened over the last 12 months.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2010 ($13.90)[1]	6.51%
Tax Equivalent Yield[2]	10.02%
Current Monthly Distribution per Common Share[3]	$0.075375
Current Annualized Distribution per Common Share[3]	$0.904500
Leverage as of July 31, 2010[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$13.90	$12.49	11.29%	$14.40	$12.23
Net Asset Value	$13.91	$12.71	9.44%	$14.26	$12.69

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

Health	24%	21%
Utilities	20	22
County/City/Special District/School District	19	27
Transportation	17	6
State	9	7
Education	9	16
Housing	1	1
Corporate	1	—

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	11%	9%
AA/Aa	58	47
A	25	28
BBB/Baa	4	5
BB/Ba	—	1
Not Rated	2	10 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009, the market value of these securities was $10,029,093, representing 7% of the Trust’s long-term investments.

8	ANNUAL REPORT	JULY 31, 2010

Trust Summary as of July 31, 2010	BlackRock New Jersey Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock New Jersey Investment Quality Municipal Trust Inc.’s (RNJ) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of investment grade New Jersey municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Trust returned 18.02% based on market price, and 18.01% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 20.66% based on market price, and 16.85% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust held health and housing bonds with maturities of 20 years and longer, which benefited performance as the municipal yield curve flattened over the last 12 months. Detracting from performance was the Trust’s exposure to zero-coupon bonds, which underperformed as investors favored the liquidity of coupon bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RNJ
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2010 ($12.96)[1]	6.06%
Tax Equivalent Yield[2]	9.32%
Current Monthly Distribution per Common Share[3]	$0.0655
Current Annualized Distribution per Common Share[3]	$0.7860
Leverage as of July 31, 2010[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$12.96	$11.68	10.96%	$14.53	$11.10
Net Asset Value	$12.57	$11.33	10.94%	$12.73	$11.31

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

State	18%	22%
Health	16	18
Education	15	10
Transportation	14	20
Housing	11	9
Corporate	10	7
County/City/Special District/School District	8	6
Utilities	7	7
Tobacco	1	1

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	12%	24%
AA/Aa	28	17
A	27	20
BBB/Baa	21	27
BB/Ba	3	—
B	4	4
Not Rated	5 [6]	8

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010, the market value of these securities was $500,505, representing 3% of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2010	9

Trust Summary as of July 31, 2010	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Trust returned 13.11% based on market price, and 20.22% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 20.66% based on market price, and 16.85% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust held health and housing bonds with maturities of 20 years and longer, which benefited performance as the municipal yield curve flattened over the last 12 months. Detracting from performance was the Trust’s exposure to zero-coupon bonds, which underperformed as investors favored the liquidity of coupon bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2010 ($14.82)[1]	6.28%
Tax Equivalent Yield[2]	9.66%
Current Monthly Distribution per Common Share[3]	$0.0776
Current Annualized Distribution per Common Share[3]	$0.9312
Leverage as of July 31, 2010[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$14.82	$14.00	5.86%	$15.74	$13.48
Net Asset Value	$14.38	$12.78	12.52%	$14.39	$12.76

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

State	23%	22%
Housing	19	20
Health	18	23
Transportation	13	12
County/City/Special District/School District	9	9
Education	8	9
Corporate	7	4
Utilities	2	—
Tobacco	1	1

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	25%	26%
AA/Aa	25	20
A	28	27
BBB/Baa	11	17
BB/Ba	2	—
B	3	3
Not Rated	6 [6]	7

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010, the market value of these securities was $4,086,005, representing 2% of the Trust’s long-term investments.

10	ANNUAL REPORT	JULY 31, 2010

Trust Summary as of July 31, 2010	BlackRock New York Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock New York Investment Quality Municipal Trust Inc.’s (RNY) (the “Trust”) investment objective is to provide high current income exempt from regular federal, state and city income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Trust returned 24.11% based on market price, and 17.60% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 16.62% based on market price, and 16.37% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s outperformance relative to its peer group resulted more from its price appreciation than from its distributions, which were below average for the period. On average, the Trust had a neutral-to-positive duration bias over the period. This positioning along with a low cash balance resulted in positive capital appreciation. Overall the tax-exempt municipal market benefited from the Build America Bond Program, which made the taxable market accessible to municipal issuers. This alleviated supply pressure in the tax-exempt space, which, coupled with increased investor demand for municipals, resulted in a favorable supply-demand paradigm and strong performance. Many of the Trust’s holdings had depressed valuations resulting from their underperformance during dislocations in the credit market, which expanded their upside potential as the market recovered. We purchased a number of new issues structured with the goal of creating greater potential for price appreciation in response to declining interest rates. The Trust’s exposure to the health and housing sectors and Puerto Rico credits also added to performance. Detracting from performance was the Trust’s exposure to zero-coupon bonds, which underperformed as investors favored the liquidity and defensiveness of current coupon bonds. The Trust’s concentration in the longer end of the yield curve benefited the portfolio while the Trust’s modest exposure to the short-term, high-grade, pre-refunded sector hindered performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RNY
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2010 ($14.70)[1]	5.96%
Tax Equivalent Yield[2]	9.17%
Current Monthly Distribution per Common Share[3]	$0.073
Current Annualized Distribution per Common Share[3]	$0.876
Leverage as of July 31, 2010[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$14.70	$12.61	16.57%	$14.90	$12.40
Net Asset Value	$14.15	$12.81	10.46%	$14.15	$12.79

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

County/City/Special District/School District	28%	26%
Utilities	16	13
Corporate	12	9
Education	12	19
Health	10	11
State	10	10
Housing	7	7
Transportation	3	3
Tobacco	2	2

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	24%	29%
AA/Aa	19	24
A	38	28
BBB/Baa	6	9
BB/Ba	4	2
B	7	7
Not Rated	2	1

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	JULY 31, 2010	11

Trust Summary as of July 31, 2010	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Trust returned 16.11% based on market price, and 20.35% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 16.62% based on market price, and 16.37% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s outperformance relative to its peer group resulted from both its price appreciation and distributions, which were above average for the period. On average, the Trust had a neutral-to-positive duration bias over the period. This positioning along with a low cash balance resulted in positive capital appreciation. Overall the tax-exempt municipal market benefited from the Build America Bond Program, which made the taxable market accessible to municipal issuers. This alleviated supply pressure in the tax-exempt space, which, coupled with increased investor demand for municipals, resulted in a favorable supply-demand paradigm and strong performance. Many of the Trust’s holdings had depressed valuations resulting from their underperformance during dislocations in the credit market, which expanded their upside potential as the market recovered. We purchased a number of new issues structured with the goal of creating greater potential for price appreciation in response to declining interest rates. The Trust’s exposure to the health and housing sectors and Puerto Rico credits also added to performance. Detracting from performance was the Trust’s exposure to zero-coupon bonds, which underperformed as investors favored the liquidity and defensiveness of current coupon bonds. The Trust’s concentration in the longer end of the yield curve benefited the portfolio while the Trust’s modest exposure to the short-term, high-grade, pre-refunded sector hindered performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2010 ($15.11)[1]	6.55%
Tax Equivalent Yield[2]	10.08%
Current Monthly Distribution per Common Share[3]	$0.0825
Current Annualized Distribution per Common Share[3]	$0.9900
Leverage as of July 31, 2010[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$15.11	$13.95	8.32%	$15.64	$13.62
Net Asset Value	$14.27	$12.71	12.27%	$14.30	$12.69

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

County/City/Special District/School District	16%	15%
Education	15	13
Housing	14	14
Transportation	14	14
Corporate	12	11
Utilities	12	11
State	8	12
Tobacco	5	6
Health	4	4

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	23%	27%
AA/Aa	19	22
A	29	27
BBB/Baa	16	17
BB/Ba	3	1
B	6	5
Not Rated	4 [6]	1

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010, the market value of these securities was $2,474,600, representing 1% of the Trust’s long-term investments.

12	ANNUAL REPORT	JULY 31, 2010

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays dividends on the higher short-term interest rate whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased returns to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trusts’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2010, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

RAA	34%
BFZ	40%
BFO	36%
RFA	38%
BBF	39%
RNJ	36%
BNJ	36%
RNY	36%
BNY	37%

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. Each Trust’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold a security that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	13

Schedule of Investments July 31, 2010	BlackRock California Investment Quality Municipal Trust Inc. (RAA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 134.8%

County/City/Special District/School District — 41.2%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	$500	$547,915
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	500	556,990
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 8/01/33	500	538,295
Los Angeles Municipal Improvement Corp., RB, Real Property, Series E, 5.75%, 9/01/34	410	437,146
Marysville Joint Unified School District California, GO, Election of 2006 (AGM), 5.50%, 8/01/32	95	100,976
Modesto Irrigation District, COP, Capital Improvements, Series A, 5.50%, 10/01/26	65	70,985
Rio Hondo Community College District California, GO, Election of 2009, Series B, 5.50%, 8/01/30	500	540,135
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	500	531,355
San Francisco Bay Area Rapid Transit District, GO, Election of 2004, Series B, 5.00%, 8/01/35	150	158,239
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	250	257,815
Santa Ana Unified School District, GO, Election of 2008, Series A, 5.13%, 8/01/33	150	155,528
Santa Cruz County Redevelopment Agency California, Tax Allocation Bonds, Live Oak/Soquel Community Improvement, Series A, 7.00%, 9/01/36	100	111,440
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	250	278,610
Vacaville Unified School District California, GO, Election of 2001 (NPFGC), 5.00%, 8/01/30	500	505,285
West Contra Costa Unified School District, GO, Election of 2005, Series B (BHAC), 5.63%, 8/01/35	355	385,565
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	500	571,975

		5,748,254

Education — 7.0%
California Educational Facilities Authority, RB, Stanford University, Series Q, 5.25%, 12/01/32	500	519,420
Peralta Community College District, GO, Election of 2006, Series C, 5.50%, 8/01/28	100	108,724
University of California, RB, Series O, 5.75%, 5/15/29	310	355,551

		983,695

Municipal Bonds	Par (000)	Value

California (continued)

Health — 23.1%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare:
6.13%, 8/01/29	$250	$277,845
6.38%, 8/01/34	250	264,465
6.25%, 8/01/39	250	276,055
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	625	678,869
Catholic Healthcare West, Series A, 6.00%, 7/01/39	350	375,182
Providence Health & Services, Series C, 6.50%, 10/01/38	250	283,663
St. Joseph Health System, Series A, 5.75%, 7/01/39	535	559,647
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West:
Series E, 5.50%, 7/01/31	250	257,815
Series K (AGC), 5.50%, 7/01/41	240	247,078

		3,220,619

State — 11.4%
California State Public Works Board, RB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	340	366,078
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	250	266,792
California State University, Refunding RB, Systemwide, Series C (NPFGC), 5.00%, 11/01/38	400	406,244
State of California, GO, Various Purpose, 6.50%, 4/01/33	490	551,059

		1,590,173

Transportation — 14.8%
County of Orange California, RB, Series B, 5.75%, 7/01/34	500	544,535
County of Sacramento California, RB, Senior Series B:
5.75%, 7/01/39	250	270,615
(AGC), 5.50%, 7/01/34	430	455,718
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, AMT, 5.38%, 5/15/38	285	291,806
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/29	500	500,025

		2,062,699

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
ERB	Education Revenue Bonds
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GO	General Obligation Bonds
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
LRB	Lease Revenue Bonds
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single Family
SONYMA	State of New York Mortgage Agency
TE	Tax Exempt
UBF	University of Buffalo Foundation
VHA	Veterans Health Administration

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock California Investment Quality Municipal Trust Inc. (RAA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (concluded)

Utilities — 37.3%
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/39	$400	$424,232
California State Department of Water Resources, Refunding RB, Central Valley Project, Series AE, 5.00%, 12/01/28	25	27,086
City of Los Angeles California, Refunding RB, Series A, 5.75%, 6/01/34	110	122,901
Contra Costa Water District, Refunding RB, Series O (AMBAC), 5.00%, 10/01/24	600	645,372
East Bay Municipal Utility District, RB (NPFGC):
Series A, 5.00%, 6/01/32	100	105,618
Sub-Series A, 5.00%, 6/01/35	250	259,100
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	30	31,448
Eastern Municipal Water District California, COP:
Series A (NPFGC), 5.00%, 7/01/32	100	102,988
Series H, 5.00%, 7/01/35	300	310,698
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AGM), 5.00%, 7/01/35	500	514,685
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 1/01/27	40	44,158
5.00%, 7/01/37	575	605,532
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District (BHAC), 5.50%, 10/01/28	75	83,488
Sacramento Municipal Utility District, Refunding RB, Series U (AGM), 5.00%, 8/15/27	205	219,266
San Diego County Water Authority, Series A:
COP (AGM), 5.00%, 5/01/31	405	415,818
Refunding RB, 5.00%, 5/01/27	40	43,130
San Diego Public Facilities Financing Authority, Refunding RB:
Senior Series A, 5.25%, 5/15/39	250	265,525
Series A, 5.00%, 8/01/29	100	104,560
Series A, 5.25%, 8/01/38	500	525,655
Series B, 5.13%, 8/01/29	90	95,357
Southern California Public Power Authority, RB:
Southern Transmission Project, Series B, 6.00%, 7/01/27	195	219,691
Transmission Project (NPFGC), 5.50%, 7/01/20	40	40,159

		5,206,467

Total Municipal Bonds — 134.8%		18,811,907

Municipal Bonds Transferred to Tender Option Bond Trusts (a)

California — 15.8%

County/City/Special District/School District — 11.5%
Los Angeles Community College District California, GO, Election of 2008, Series A, 6.00%, 8/01/33	480	541,313
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	542,003
Santa Clara County Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	495	520,177

		1,603,493

Municipal Bonds Transferred to Tender Option Bond Trusts (a)	Par (000)	Value

California (concluded)

Education — 2.4%
University of California, RB, Series O, 5.75%, 5/15/34	$300	$338,808

Utilities — 1.9%
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	250	258,807

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.8%		2,201,108

Total Long-Term Investments (Cost — $19,917,466) — 150.6%		21,013,015

Short-Term Securities	Shares

BIF California Municipal Money Fund, 0.04% (b)(c)	383,264	383,264

Total Short-Term Securities (Cost — $383,264) — 2.7%		383,264

Total Investments (Cost — $20,300,730*) — 153.3%		21,396,279
Liabilities in Excess of Other Assets — (2.0)%		(277,775)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (8.8)%		(1,233,893)
Preferred Shares, at Redemption Value — (42.5)%		(5,925,277)

Net Assets Applicable to Common Shares — 100.0%		$13,959,334

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$19,088,118

Gross unrealized appreciation	$1,104,203
Gross unrealized depreciation	(28,926)

Net unrealized appreciation	$1,075,277

(a)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(b)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares Held at July 31, 2009	Net Activity	Shares Held at July 31, 2010	Income

BIF California Municipal Money Fund	1,637,526	(1,254,262)	383,264	$ 173

(c)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of July 31,2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

1	10-Year U.S. Treasury Bond	September 2010	$ 121,670	$ (2,143)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	15

Schedule of Investments (concluded)	BlackRock California Investment Quality Municipal Trust Inc. (RAA)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$21,013,015	—	$21,013,015
Short-Term Securities	$383,264	—	—	383,264

Total	$383,264	$21,013,015	—	$21,396,279

[1]	See above Schedule of Investments for values in each sector.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(2,143)	—	—	$(2,143)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments July 31, 2010	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 103.7%

Corporate — 1.0%
California Pollution Control Financing Authority, RB, Waste Management Inc. Project, Series C, Mandatory Put Bonds, AMT, 6.75%, 12/01/27 (a)	$3,700	$3,754,168
City of Chula Vista California, RB, San Diego Gas, Series D, AMT (AMBAC), 5.00%, 12/01/27	310	310,356
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	680	751,679

		4,816,203

County/City/Special District/School District — 37.0%
Benicia Unified School District, GO, CAB, Series B (NPFGC), 5.54%, 8/01/23 (b)	6,500	3,145,025
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	7,925	8,684,453
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.63%, 11/01/34	6,800	7,410,028
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	400	431,780
Cerritos Community College District, GO, Election of 2004, Series C, 5.25%, 8/01/31	3,000	3,162,780
Chabot-Las Positas Community College District California, GO, Election of 2004, Series B (AMBAC), 5.00%, 8/01/31	2,000	2,033,160
Corona-Norca Unified School District California, Special Tax Bonds, Community Facilities District No. 98-1 (AMBAC), 5.10%, 9/01/32	6,000	5,717,100
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	1,500	1,670,970
El Dorado Union High School District, GO, Election of 2008, 5.00%, 8/01/35 (c)	5,020	5,208,099
Elk Grove Unified School District California, Special Tax Bonds, CAB, Community Facilities No. 1 (AMBAC) (b):
5.60%, 12/01/29	7,485	2,218,105
5.60%, 12/01/30	7,485	2,062,492
5.60%, 12/01/31	7,485	1,919,828
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,612,725
Fremont Union High School District, GO, Election of 2008, 5.00%, 8/01/27	4,150	4,391,032
Glendale Community College District California, GO, Election of 2002, Series D (NPFGC), 5.00%, 11/01/31	2,500	2,565,925
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,135	4,559,210
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 8/01/33	5,125	5,517,524
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	2,580	2,772,932
Modesto Irrigation District, COP:
Capital Improvements, Series A, 5.75%, 10/01/29	3,000	3,277,800
Capital Improvements, Series A, 5.75%, 10/01/34	155	166,126
Series B, 5.50%, 7/01/35	5,700	6,048,726
Murrieta Valley Unified School District Public Financing Authority, Special Tax Bonds, Refunding, Series A (AGC), 5.13%, 9/01/26	1,000	1,059,650
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,000	6,458,520
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,138,420
Peralta Community College District California, GO, Election of 2006, Series C, 5.00%, 8/01/39	7,500	7,696,875

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/School District (concluded)
Pittsburg Redevelopment Agency, Tax Allocation Bonds, Refunding, Subordinate, Los Medanos Community Project, Series A, 6.50%, 9/01/28	$5,500	$6,089,160
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.50%, 8/01/34	2,000	2,131,780
Port of Oakland, Refunding RB, Series M, AMT (NPFGC), 5.38%, 11/01/27	3,300	3,302,838
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,000	1,065,690
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	6,500	6,907,615
San Jose Financing Authority, Refunding RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/37	6,000	6,024,660
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	5,625	5,800,837
San Leandro Unified School District California, GO, Election of 2006, Series B (AGM), 6.25%, 8/01/29	1,125	1,291,916
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,050	6,507,501
5.13%, 8/01/33	10,000	10,368,500
Santa Cruz County Redevelopment Agency California, Tax Allocation Bonds, Live Oak/Soquel Community Improvement, Series A:
6.63%, 9/01/29	1,000	1,093,760
7.00%, 9/01/36	1,700	1,894,480
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,000	2,228,880
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/33	4,000	4,462,080
Val Verde Unified School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,615	7,000,787
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	7,750	8,865,612

		167,965,381

Education — 9.3%
California Educational Facilities Authority, RB:
Scripps College (NPFGC), 5.00%, 8/01/31	2,385	2,392,608
Stanford University, Series Q, 5.25%, 12/01/32	13,000	13,504,920
California Educational Facilities Authority, Refunding RB, Loyola Marymount University, Series A, 5.13%, 10/01/40	1,680	1,705,049
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (c)	12,900	13,555,707
Mount San Antonio Community College District California, GO, Election of 2001, Series D, 5.00%, 6/01/33	2,995	3,070,893
Peralta Community College District California, GO, Election of 2006, Series C, 5.50%, 8/01/29	2,890	3,124,206
University of California, RB, Limited Project, Series D (NPFGC), 5.00%, 5/15/32	2,600	2,704,494
University of California, Refunding RB, General, Series A (AMBAC), 5.00%, 5/15/33	2,215	2,248,247

		42,306,124

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	17

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (continued)

Health — 14.9%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare:
6.38%, 8/01/34	$3,000	$3,173,580
6.25%, 8/01/39	3,000	3,312,660
California Health Facilities Financing Authority, RB:
Adventist Health System-West, Series A, 5.75%, 9/01/39	6,000	6,196,740
Catholic Healthcare West, Series J, 5.63%, 7/01/32	1,475	1,515,341
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	4,400	4,742,848
Catholic Healthcare West, Series A, 6.00%, 7/01/39	500	535,975
Catholic Healthcare West, Series E, 5.63%, 7/01/25	3,000	3,227,310
Providence Health & Services, Series C, 6.50%, 10/01/38	1,215	1,378,600
Scripps Health, Series A, 5.00%, 11/15/36	2,950	2,956,313
California Infrastructure & Economic Development Bank, RB, Kaiser Hospital Assistance I-LLC, Series A, 5.55%, 8/01/31	15,260	15,427,860
California Statewide Communities Development Authority, RB, Series A:
Health Facility, Memorial Health Services, 5.50%, 10/01/33	7,000	7,115,640
Kaiser Permanente, 5.50%, 11/01/32	10,000	10,123,600
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West:
Series B, 5.50%, 7/01/30	3,000	3,109,770
Series E, 5.50%, 7/01/31	4,705	4,852,079

		67,668,316

Housing — 1.0%
California Statewide Communities Development Authority, Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 3, Westgate Courtyards Apartments, Mandatory Put Bonds, AMT (a)	2,220	2,183,881
City of Los Angeles, Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 5, San Lucas Apartments, AMT (a)	2,075	2,075,166

		4,259,047

State — 11.0%
California State Public Works Board, RB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	9,690,300
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	2,475	2,641,246
State of California, GO, Various Purpose:
6.00%, 3/01/33	5,000	5,412,500
6.50%, 4/01/33	23,825	26,793,833
6.00%, 11/01/35	5,000	5,358,650

		49,896,529

Transportation — 9.1%
County of Orange California, RB, Series B, 5.75%, 7/01/34	8,000	8,712,560
County of Sacramento California, RB, Senior Series B, 5.75%, 7/01/39	1,850	2,002,551
Foothill Eastern Transportation Corridor Agency California:
RB, CAB, Senior Lien, Series A, 5.80%, 1/01/26 (b)(d)	10,000	5,421,600
Refunding RB, CAB, 5.88%, 7/15/26	5,000	4,947,850

Municipal Bonds	Par (000)	Value

California (concluded)

Transportation (concluded)
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/29	$4,650	$4,650,233
San Francisco City & County Airports Commission, RB:
Second Series, Series F, 5.00%, 5/01/35 (c)	4,665	4,671,764
Series E, 6.00%, 5/01/39	6,750	7,454,767
San Joaquin Hills Transportation Corridor Agency California, Refunding RB, CAB, Series A (NPFGC) (b):
5.50%, 1/15/31	10,000	1,922,400
5.51%, 1/15/34	10,000	1,509,500

		41,293,225

Utilities — 20.4%
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/39	5,500	5,833,190
Calleguas-Las Virgines Public Financing Authority California, RB, Calleguas Municipal Water District Project, Series A (NPFGC), 5.13%, 7/01/32	5,475	5,671,005
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series D, 5.88%, 1/01/34	1,000	1,105,410
Series E, 5.88%, 1/01/34	4,375	4,836,169
City of Los Angeles California, Refunding RB (NPFGC):
Series A, 5.00%, 6/01/32	4,000	4,090,880
Sub-Series A, 5.00%, 6/01/27	5,085	5,333,453
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/37	4,025	4,219,287
El Dorado Irrigation District & El Dorado Water Agency California, COP, Refunding, Series A, 5.75%, 3/01/24	5,000	5,664,150
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	7,660	8,175,595
Series A, 5.38%, 7/01/34	3,000	3,252,150
North Kern Water District, RB, Cawelo Water District Project, Series B, 5.00%, 5/01/40	2,150	2,161,373
San Diego Public Facilities Financing Authority, Refunding RB:
Senior Series A, 5.25%, 5/15/34	9,500	10,111,325
Senior Series A, 5.25%, 5/15/39	4,750	5,044,975
Series A, 5.25%, 8/01/38	2,685	2,822,767
San Francisco City & County Public Utilities Commission, Refunding RB, Series A:
5.00%, 11/01/28	8,725	9,499,344
5.00%, 11/01/35	5,625	5,944,612
Southern California Public Power Authority, RB, Canyon Power, Series A, 5.25%, 7/01/27	8,225	9,011,557

		92,777,242

Total Municipal Bonds in California		470,982,067

Multi-State — 4.4%

Housing — 4.4%
Centerline Equity Issuer Trust (e)(f):
5.75%, 5/15/15	500	525,830
6.00%, 5/15/15	1,500	1,572,135
6.00%, 5/15/19	1,000	1,059,570
6.30%, 5/15/19	1,000	1,063,870
6.80%, 11/30/50	4,000	4,047,520
7.20%, 11/15/52	3,500	3,853,045
MuniMae TE Bond Subsidiary LLC (e)(f):
6.30%, 6/30/49	6,018	5,581,010
6.80%, 6/30/50	3,000	2,459,970

Total Municipal Bonds in Multi-State		20,162,950

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 1.7%

County/City/Special District/School District — 0.7%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	$3,000	$3,325,320

State — 1.0%
Commonwealth of Puerto Rico, GO, Refunding, Public improvement, Series B, 6.50%, 7/01/37	4,000	4,430,360

Total Municipal Bonds in Puerto Rico		7,755,680

Total Municipal Bonds — 109.8%		498,900,697

Municipal Bonds Transferred to Tender Option Bond Trusts (g)

California — 53.7%

County/City/Special District/School District — 23.0%
Los Angeles Community College District California, GO, Series A:
Election of 2001 (AGM), 5.00%, 8/01/32	8,000	8,208,960
Election of 2008, 6.00%, 8/01/33	20,131	22,712,613
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,104,400
Mount San Antonio Community College District California, GO, Election of 2001, Series C (AGM), 5.00%, 9/01/31	10,770	11,088,146
Ohlone Community College District, GO, Ohlone, Series B (AGM), 5.00%, 8/01/30	12,499	12,854,788
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,000	2,058,460
San Diego Community College District California, GO:
Election of 2002, 5.25%, 8/01/33	10,484	11,174,827
Election of 2006 (AGM), 5.00%, 8/01/32	9,000	9,338,850
Santa Clara County Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	21,004	22,085,355

		104,626,399

Education — 6.6%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	10,395	11,172,338
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/39	2,400	2,425,632
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	2,600	2,676,700
Series O, 5.75%, 5/15/34	12,300	13,891,128

		30,165,798

Utilities — 24.1%
California State Department of Water Resources, Refunding RB, Central Valley Project, Series AE, 5.00%, 12/01/29	7,000	7,569,240
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	3,000	3,088,080
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	3,000	3,109,200
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	18,644,402
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,998	16,516,264
System, Sub-Series A-2 (AGM), 5.00%, 7/01/35	2,000	2,058,720
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	11,773,658

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

California (concluded)

Utilities (concluded)
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	$14,700	$15,337,686
Orange County Water District, COP, Refunding, 5.00%, 8/15/39	10,480	10,951,076
San Diego County Water Authority, COP, Refunding:
Series 2008-A (AGM), 5.00%, 5/01/33	14,290	14,837,593
Series A (NPFGC), 5.00%, 5/01/32	5,292	5,354,641

		109,240,560

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 53.7%		244,032,757

Total Long-Term Investments (Cost — $717,415,820) — 163.5%		742,933,454

Short-Term Securities	Shares

BIF California Municipal Money Fund, 0.04% (h)(i)	26,178,133	26,178,133

Total Short-Term Securities (Cost — $26,178,133) — 5.8%		26,178,133

Total Investments (Cost — $743,593,953*) — 169.3%		769,111,587
Liabilities in Excess of Other Assets — (3.4)%		(15,344,072)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (28.2)%		(128,133,877)
Preferred Shares, at Redemption Value — (37.7)%		(171,334,972)

Net Assets Applicable to Common Shares — 100.0%		$454,298,666

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$615,847,342

	Gross unrealized appreciation	$31,040,225
	Gross unrealized depreciation	(5,840,600)

	Net unrealized appreciation	$25,199,625

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Robert W. Baird & Co., Inc.	$5,208,099	$(12,048)
Morgan Stanley Capital Services, Inc.	$18,227,471	$102,869

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	19

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

(h)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares Held at July 31, 2009	Net Activity	Shares Held at July 31, 2010	Income

BIF California Municipal Money Fund	$3,630,796	$22,547,337	$26,178,133	$2,950

(i)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of July 31,2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

19	10-Year U.S. Treasury Bond	September 2010	$2,311,724	$ (40,714)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$742,933,454	—	$742,933,454
Short-Term Securities	$26,178,133	—	—	26,178,133

Total	$26,178,133	$742,933,454	—	$769,111,587

[1]	See above Schedule of Investments for values in each sector.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(40,714)	—	—	$(40,714)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments July 31, 2010	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida — 136.9%

Corporate — 8.6%
County of Escambia Florida, Refunding RB, Environment, Series A, AMT, 5.75%, 11/01/27	$4,000	$4,005,440
Hillsborough County IDA, Refunding RB, Tampa Electric Co. Project:
5.50%, 10/01/23	1,955	1,998,088
Series A, 5.65%, 5/15/18	1,000	1,120,830

		7,124,358

County/City/Special District/School District — 59.1%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	2,500	2,688,275
County of Hillsborough Florida, RB (AMBAC), 5.00%, 11/01/20	5,545	6,099,500
County of Miami-Dade Florida, RB, Sub-Series B (NPFGC), 5.63%, 10/01/32 (a)	7,560	1,799,658
County of Miami-Dade Florida, Refunding RB, Sub-Series A (NPFGC) (a):
5.32%, 10/01/19	5,365	3,262,886
5.30%, 10/01/20	10,000	5,703,700
County of Orange Florida, Refunding RB, Series A (NPFGC), 5.13%, 1/01/22	2,200	2,343,264
Hillsborough County School Board, COP (NPFGC), 5.00%, 7/01/27	1,000	1,018,430
Miami-Dade County Educational Facilities Authority Florida, RB, University of Miami, Series A (AMBAC), 5.00%, 4/01/14 (b)	1,000	1,141,030
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/21	4,000	4,444,800
Northern Palm Beach County Improvement District, RB, Water Control & Improvement:
Series 43, 6.10%, 8/01/21	195	194,690
Unit of Development No. 43, 6.10%, 8/01/11 (b)	2,735	2,898,334
Northern Palm Beach County Improvement District, Special Assessment Bonds, Refunding, Water Control & Improvement District No. 43, Series B (ACA):
4.50%, 8/01/22	1,000	798,540
5.00%, 8/01/31	1,000	769,850
Sterling Hill Community Development District, Special Assessment Bonds, Series A, 6.10%, 5/01/23	3,915	3,692,824
Stevens Plantation Improvement Project Dependent Special District, RB, 6.38%, 5/01/13	2,425	2,069,446
Tolomato Community Development District, Special Assessment Bonds, Special Assessment, 6.38%, 5/01/17	1,300	1,207,180
Village Center Community Development District, RB:
Sub-Series B, 6.35%, 1/01/18	2,000	2,015,100
(NPFGC), 5.25%, 10/01/23	5,000	5,060,200
Village Community Development District No. 5 Florida, Special Assessment Bonds, Series A, 6.00%, 5/01/22	1,200	1,219,980
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	1,000	588,300

		49,015,987

Education — 1.0%
Orange County Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	790,410

Municipal Bonds	Par (000)	Value

Florida (concluded)

Health — 17.8%
Escambia County Health Facilities Authority, RB, Florida Health Care Facility Loan, VHA Program (AMBAC), 5.95%, 7/01/20	$441	$455,238
Halifax Hospital Medical Center, Refunding RB, Series A, 5.25%, 6/01/26	2,500	2,501,800
Highlands County Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,339,921
Hillsborough County IDA, RB, H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/22	1,500	1,542,840
Marion County Hospital District Florida, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/22	1,500	1,532,985
Orange County Health Facilities Authority, RB, Hospital, Adventist Health System, 5.63%, 11/15/12 (b)	4,450	4,976,435
Palm Beach County Health Facilities Authority, Refunding RB, Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,408,064

		14,757,283

Housing — 2.5%
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae), 4.70%, 7/01/22	1,300	1,310,556
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae), 5.63%, 10/01/39	755	801,108

		2,111,664

State — 14.3%
Florida Municipal Loan Council, RB, CAB, Series A (NPFGC), 5.19%, 4/01/20 (a)	4,000	2,485,480
Florida State Board of Education, GO, Public Education, Series J (AMBAC), 5.00%, 6/01/24	6,150	6,621,766
Florida State Board of Education, GO, Refunding, Public Education, Series I, 5.00%, 6/01/18	500	553,315
Florida State Board of Education, RB, Series B, 5.00%, 7/01/23	2,000	2,196,320

		11,856,881

Transportation — 3.8%
County of Lee Florida, Refunding RB, Series B (AMBAC), 5.00%, 10/01/22	3,000	3,124,890

Utilities — 29.8%
City of Deltona Florida, RB (NPFGC), 5.00%, 10/01/23	1,095	1,135,657
City of Lakeland Florida, Refunding RB, 5.00%, 10/01/27	1,000	1,023,040
City of Marco Island Florida, RB (NPFGC):
5.25%, 10/01/21	1,000	1,078,890
5.00%, 10/01/22	2,000	2,100,460
5.00%, 10/01/23	1,375	1,431,554
City of Palm Coast Florida, RB (NPFGC):
5.00%, 10/01/22	1,770	1,824,764
5.00%, 10/01/23	1,485	1,524,932
5.00%, 10/01/24	1,500	1,535,625
County of Miami-Dade Florida, Refunding RB, System, Series B (AGM), 5.25%, 10/01/19	4,000	4,658,040
Sumter County IDA Florida, RB, North Sumter Utility Co., LLC Project, AMT, 6.80%, 10/01/32	1,145	1,145,034
Tohopekaliga Water Authority, RB, Series B (AGM):
5.00%, 10/01/22	1,975	2,149,669
5.00%, 10/01/23	1,180	1,278,412
Tohopekaliga Water Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/21	3,630	3,830,920

		24,716,997

Total Municipal Bonds in Florida		113,498,470

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	21

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

U.S. Virgin Islands — 1.7%

Corporate — 1.7%
Virgin Islands Public Finance Authority, RB, Senior Secured, Hovensa Refinery, AMT, 4.70%, 7/01/22	$1,500	$1,382,940

Total Municipal Bonds in the U.S. Virgin Islands		1,382,940

Total Municipal Bonds — 138.6%		114,881,410

Municipal Bonds Transferred to Tender Option Bond Trusts (c)

Florida — 10.4%

County/City/Special District/School District — 7.9%
Palm Beach County School District, COP, Refunding, Series D (AGM), 5.00%, 8/01/28	6,510	6,581,610

Housing — 2.5%
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	990	1,092,158
Manatee County Housing Finance Authority, RB, Series A, AMT (Ginnie Mae), 5.90%, 9/01/40	913	976,310

		2,068,468

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.4%		8,650,078

Total Long-Term Investments (Cost — $122,159,821) — 149.0%		123,531,488

Short-Term Securities	Shares

BIF Florida Municipal Money Fund, 0.00% (d)(e)	5,065,158	5,065,158

Total Short-Term Securities (Cost — $5,065,158) — 6.1%		5,065,158

Total Investments (Cost — $127,224,979*) — 155.1%		128,596,646
Other Assets Less Liabilities — 1.9%		1,614,657
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (5.3)%		(4,379,069)
Preferred Shares, at Redemption Value — (51.7)%		(42,903,637)

Net Assets Applicable to Common Shares — 100.0%		$82,928,597

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$122,809,888

Gross unrealized appreciation	$3,756,210
Gross unrealized depreciation	(2,341,022)

Net unrealized appreciation	$1,415,188

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(d)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares Held at July 31, 2009	Net Activity	Shares Held at July 31, 2010	Income

BIF Florida Municipal Money Fund	120,735	4,944,423	5,065,158	$105

(e)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$123,531,488	—	$123,531,488
Short-Term Securities	$5,065,158	—	—	5,065,158

Total	$5,065,158	$123,531,488	—	$128,596,646

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments July 31, 2010	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona — 1.4%
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	$100	$100,611
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	90	91,941

		192,552

California — 22.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	195	213,227
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	130	139,354
St. Joseph Health System, 5.75%, 7/01/39	195	203,984
California State Public Works Board, RB, Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	300	315,321
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (a)	385	404,570
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/35	395	402,323
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	250	266,827
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	240	255,050
San Francisco City & County Airports Commission, RB, Second Series, Series F, 5.00%, 5/01/40 (a)	200	199,370
San Francisco City & County Airports Commission, Refunding RB, Second Series A-3, Mandatory Put Bonds, AMT, 6.75%, 5/01/19 (b)	500	517,320
State of California, GO, Various Purpose, 6.00%, 3/01/33	185	200,262

		3,117,608

Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	155	165,340

Florida — 5.0%
Arborwood Community Development District, Special Assessment Bonds, Master Infrastructure Projects, Series B, 5.10%, 5/01/14	210	156,297
County of St. John’s Florida, RB, CAB (AMBAC), 5.40%, 6/01/32 (c)	100	30,079
New River Community Development District, Special Assessment Bonds, Series B, 5.00%, 5/01/13 (d)(e)	250	119,600
Village Center Community Development District, RB, Series A (NPFGC), 5.00%, 11/01/32	450	383,701

		689,677

Georgia — 4.1%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	500	573,865

Municipal Bonds	Par (000)	Value

Illinois — 6.4%
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	$245	$258,127
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	250	273,517
OSF Healthcare System, Series A, 6.00%, 5/15/39	150	151,421
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	195	201,554

		884,619

Indiana — 2.6%
Indiana Municipal Power Agency, RB, Indiana Municipal Power Agency, Series B, 6.00%, 1/01/39	335	364,493

Kansas — 2.0%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.50%, 11/15/29	250	269,980

Kentucky — 4.1%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	100	104,178
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	220	242,702
Louisville/Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s HealthCare, 6.13%, 2/01/37	215	223,436

		570,316

Massachusetts — 5.1%
Massachusetts HFA, HRB, Series B, AMT, 5.50%, 6/01/41	185	185,821
Massachusetts HFA, Refunding HRB, Series F, AMT, 5.70%, 6/01/40	250	255,128
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	250	271,292

		712,241

Michigan — 4.8%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	250	272,613
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	325	388,076

		660,689

Nebraska — 0.3%
Lancaster County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.63%, 1/01/40	45	45,738

Nevada — 10.1%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	250	276,845
County of Clark Nevada, GO, Refunding, Transportation, Series A, 5.00%, 12/01/29	330	344,494
County of Clark Nevada, RB:
Motor Vehicle Fuel Tax, 5.00%, 7/01/28	300	311,580
Series B, 5.75%, 7/01/42	440	469,295

		1,402,214

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	23

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 7.3%
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series A, AMT, 5.70%, 10/01/39	$175	$179,711
School Facilities Construction, Series AA, 5.50%, 12/15/29	250	275,610
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	165	171,747
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.88%, 12/15/38	190	210,005
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	190	173,970

		1,011,043

New York — 6.7%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	250	267,420
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	85	88,832
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	300	325,290
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	225	245,308

		926,850

North Carolina — 0.2%
City of Charlotte North Carolina, Refunding RB, Series A, 5.50%, 7/01/34	25	26,693

Pennsylvania — 5.6%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	300	325,491
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.15%, 4/01/38	200	206,900
Pennsylvania Turnpike Commission, RB, Sub-Series C (AGC), 6.25%, 6/01/38	215	246,949

		779,340

Texas — 12.5%
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/39	85	91,251
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	140	152,578
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	250	284,187
Lower Colorado River Authority, RB, 5.75%, 5/15/28	120	127,936
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	250	272,237
Tarrant County Cultural Education Facilities Finance Corp., RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/29	240	247,176
Scott & White Healthcare, 6.00%, 8/15/45	280	295,548
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Note Mobility, 6.88%, 12/31/39	250	259,465

		1,730,378

Municipal Bonds	Par (000)	Value

Virginia — 2.1%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	$250	$290,263

West Virginia — 1.2%
West Virginia EDA, Refunding RB, Appalachian Power Co., Amos Project, Series A, 5.38%, 12/01/38 (b)	160	160,176

Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	245	252,027

Wyoming — 1.4%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	180	191,601

Total Municipal Bonds — 108.4%		15,017,703

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

California — 15.0%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	300	322,434
Los Angeles Community College District California, GO, Election of 2008, Series A, 6.00%, 8/01/33	700	789,415
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	60	61,253
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	615	663,204
University of California, RB, Series O, 5.75%, 5/15/34	210	237,166

		2,073,472

District of Columbia — 3.9%
District of Columbia, RB, Series A, 5.50%, 12/01/30	195	220,839
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	300	324,347

		545,186

Florida — 6.4%
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	280	286,177
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	330	364,053
Manatee County Housing Finance Authority, RB, Series A, AMT (Ginnie Mae), 5.90%, 9/01/40	220	235,513

		885,743

Illinois — 5.3%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	400	463,204
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	250	272,979

		736,183

Nevada — 4.0%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	500	561,875

New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	165	179,749

New Jersey — 2.3%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	300	313,041

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

New York — 4.0%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	$240	$271,697
Series FF-2, 5.50%, 6/15/40	255	284,670

		556,367

Ohio — 1.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	230	236,390

South Carolina — 4.0%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	510	557,726

Texas — 5.4%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	300	326,512
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	400	417,828

		744,340

Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	130	138,377

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 54.3%		7,528,449

Total Long-Term Investments (Cost — $21,461,322) — 162.7%		22,546,152

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.21% (g)(h)	353,621	353,621

Total Short-Term Securities (Cost — $353,621) — 2.6%		353,621

Total Investments (Cost — $21,814,943*) — 165.3%		22,899,773
Liabilities in Excess of Other Assets — (3.3)%		(452,619)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (29.0)%		(4,017,098)
Preferred Shares, at Redemption Value — (33.0)%		(4,575,155)

Net Assets Applicable to Common Shares — 100.0%		$13,854,901

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$17,860,366

Gross unrealized appreciation	$1,352,876
Gross unrealized depreciation	(327,378)

Net unrealized appreciation	$1,025,498

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Morgan Stanley Capital Services, Inc.	$603,940	$3,176

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(g)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares Held at July 31, 2009	Net Activity	Shares Held at July 31, 2010	Income

FFI Institutional Tax-Exempt Fund	100,105	253,516	353,621	$725

(h)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$22,546,152	—	$22,546,152
Short-Term Securities	$353,621	—	—	353,621

Total	$353,621	$22,546,152	—	$22,899,773

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	25

Schedule of Investments July 31, 2010	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona — 1.4%
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	$695	$699,247
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	625	638,481

		1,337,728

California — 19.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,355	1,481,652
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	890	954,036
St. Joseph Health System, 5.75%, 7/01/39	1,375	1,438,346
California State Public Works Board, RB:
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	2,075	2,180,970
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	645	688,325
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (a)	2,635	2,768,937
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/35	2,725	2,775,521
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,450	1,547,599
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,700,336
San Francisco City & County Airports Commission, RB, Second Series, Series F, 5.00%, 5/01/40 (a)	1,360	1,355,716
State of California, GO, Various Purpose, 6.00%, 3/01/33	1,275	1,380,188

		18,271,626

Colorado — 3.3%
City & County of Denver Colorado, Refunding RB, Series A, 5.25%, 11/15/36	1,810	1,888,283
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	1,095	1,168,047

		3,056,330

District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, RB, Series A, 5.25%, 10/01/29	1,000	1,079,090

Florida — 4.9%
County of St. John’s Florida, RB, CAB (AMBAC), 5.35%, 6/01/30 (b)	3,265	1,108,663
Escambia County Health Facilities Authority, RB, Florida Health Care Facility Loan, VHA Program (AMBAC), 5.95%, 7/01/20	619	638,364
New River Community Development District, Special Assessment Bonds, Series B, 5.00%, 5/01/13 (c)(d)	1,500	717,600
Village Center Community Development District, RB, Series A (NPFGC), 5.00%, 11/01/32	1,795	1,530,543
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	1,000	588,300

		4,583,470

Municipal Bonds	Par (000)	Value

Georgia — 6.4%
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	$2,450	$2,577,719
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	2,900	3,328,417

		5,906,136

Illinois — 8.7%
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	1,685	1,775,282
Illinois Finance Authority, RB, Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	1,600	1,830,352
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	1,900	2,078,733
OSF Healthcare System, 6.00%, 5/15/39	1,000	1,009,470
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,375	1,421,214

		8,115,051

Indiana — 2.6%
Indiana Municipal Power Agency, RB, Indiana Municipal Power Agency, Series B, 6.00%, 1/01/39	2,210	2,404,568

Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.50%, 11/15/29	1,600	1,727,872

Kentucky — 4.1%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	660	687,575
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	1,500	1,654,785
Louisville/Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s HealthCare, 6.13%, 2/01/37	1,450	1,506,898

		3,849,258

Massachusetts — 2.0%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, 5.38%, 8/15/38	1,000	1,090,150
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	750	813,878

		1,904,028

Michigan — 2.5%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,000	1,090,450
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	995	1,188,110

		2,278,560

Nebraska — 0.3%
Lancaster County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.63%, 1/01/40	315	320,163

Nevada — 9.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,600	1,771,808
County of Clark Nevada, GO, Refunding, Transportation, Series A, 5.00%, 12/01/29	2,000	2,087,840
County of Clark Nevada, RB:
Motor Vehicle Fuel Tax, 5.00%, 7/01/28	2,000	2,077,200
Series B, 5.75%, 7/01/42	3,075	3,279,733

		9,216,581

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 2.8%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	$1,165	$1,212,637
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.88%, 12/15/38	1,295	1,431,350

		2,643,987

New York — 9.3%
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	1,380	1,402,218
Long Island Power Authority, Refunding RB, Series A, 5.50%, 4/01/24	1,055	1,179,743
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,604,520
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	605	632,273
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	2,000	2,168,600
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	1,510	1,646,293

		8,633,647

North Carolina — 1.2%
City of Charlotte North Carolina, Refunding RB, Series A, 5.50%, 7/01/34	180	192,188
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	855	875,186

		1,067,374

Pennsylvania — 3.8%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	542,485
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 6/01/39	2,945	3,032,908

		3,575,393

Puerto Rico — 2.9%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,605	2,726,028

Texas — 14.0%
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/39	595	638,756
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	890	969,958
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	568,375
Lower Colorado River Authority, RB:
5.75%, 5/15/28	810	863,565
5.50%, 5/15/33	2,000	2,140,760
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,088,950
Tarrant County Cultural Education Facilities Finance Corp., RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/29	1,635	1,683,886
Scott & White Healthcare, 6.00%, 8/15/45	1,905	2,010,785
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Note Mobility, 6.88%, 12/31/39	2,980	3,092,823

		13,057,858

Municipal Bonds	Par (000)	Value

Utah — 1.3%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	$1,205	$1,233,137

Virginia — 1.3%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	1,000	1,161,050

West Virginia — 1.2%
West Virginia EDA, Refunding RB, Appalachian Power Co., Amos Project, Series A, 5.38%, 12/01/38	1,095	1,096,205

Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	1,675	1,723,039

Wyoming — 1.4%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	1,235	1,314,596

Total Municipal Bonds — 109.9%		102,282,775

Municipal Bonds Transferred to Tender Option Bond Trusts (e)

California — 14.2%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	1,995	2,144,186
Los Angeles Community College District California, GO, Election of 2008, Series A, 6.00%, 8/01/33	3,898	4,398,173
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	408,352
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	4,214	4,545,373
University of California, RB, Series O, 5.75%, 5/15/34	1,500	1,694,040

		13,190,124

District of Columbia — 3.8%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,395	1,579,851
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	1,799	1,946,081

		3,525,932

Florida — 8.2%
Jacksonville Economic Development Commission, RB, Mayo Clinic Jacksonville, Series B, 5.50%, 11/15/36	7,490	7,647,515

Illinois — 3.5%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	2,800	3,242,428

Nevada — 5.4%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,500	2,809,375
Series B, 5.50%, 7/01/29	1,994	2,207,476

		5,016,851

New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	1,094	1,192,882

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	27

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

New Jersey — 2.2%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	$2,000	$2,086,940

New York — 4.1%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	1,410	1,596,217
Series FF-2, 5.50%, 6/15/40	1,994	2,227,123

		3,823,340

Ohio — 1.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	1,560	1,603,337

South Carolina — 2.1%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,755	1,919,233

Texas — 5.5%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	2,025	2,203,955
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	2,872,567

		5,076,522

Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	899	957,997

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 53.0%		49,283,101

Total Long-Term Investments (Cost — $144,708,985) — 162.9%		151,565,876

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.21% (f)(g)	4,963,552	4,963,552

Total Short-Term Securities (Cost — $4,963,552) — 5.3%		4,963,552

Total Investments (Cost — $149,672,537*) — 168.2%		156,529,428
Liabilities in Excess of Other Assets — (3.1)%		(2,925,056)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (28.3)%		(26,279,488)
Preferred Shares, at Redemption Value — (36.8)%		(34,252,002)

Net Assets Applicable to Common Shares — 100.0%		$93,072,882

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$123,909,047

Gross unrealized appreciation	$8,410,050
Gross unrealized depreciation	(2,052,070)

Net unrealized appreciation	$6,357,980

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Morgan Stanley Co.	$4,124,653	$21,725

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(f)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares Held at July 31, 2009	Net Activity	Shares Held at July 31, 2010	Income

FFI Institutional Tax-Exempt Fund	1,702,906	3,260,646	4,963,552	$9,751

(g)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$151,565,876	—	$151,565,876
Short-Term Securities	$4,963,552	—	—	4,963,552

Total	$4,963,552	$151,565,876	—	$156,529,428

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments July 31, 2010	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 132.7%

Corporate — 15.3%
New Jersey EDA, RB, AMT:
Continental Airlines Inc. Project, 7.00%, 11/15/30	$925	$926,609
Disposal, Waste Management of New Jersey, Series A, Mandatory Put Bonds, 5.30%, 6/01/15 (a)	500	539,755
New Jersey EDA, Refunding RB, New Jersey American Water Co., Series A, AMT, 5.70%, 10/01/39	175	179,711
Salem County Utilities Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	300	304,239

		1,950,314

County/City/Special District/School District — 10.4%
City of Perth Amboy New Jersey, GO, CAB (AGM), 5.10%, 7/01/34 (b)	100	93,145
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	260	297,492
Hudson County Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 4.51%, 12/15/32 (c)	1,000	277,990
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	340	364,337
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37	200	36,960
Salem County Improvement Authority, RB, Finlaw Street Office Building (AGM), 5.25%, 8/15/38	100	100,231
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.13%, 6/15/24	150	160,758

		1,330,913

Education — 18.3%
New Jersey EDA, RB, School Facilities Construction:
Series CC-2, 5.00%, 12/15/31	200	211,820
Series CC-2, 5.00%, 12/15/32	200	210,830
Series S, 5.00%, 9/01/36	200	206,124
New Jersey Educational Facilities Authority, RB, Montclair State University, Series J, 5.25%, 7/01/38	100	104,607
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	380	396,902
Georgian Court University, Series D, 5.00%, 7/01/33	100	96,170
Rowan University, Series B (AGC), 5.00%, 7/01/24	255	278,850
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	175	200,935
New Jersey Higher Education Assistance Authority, Refunding RB, Series 1A:
5.00%, 12/01/25	65	66,063
5.00%, 12/01/26	50	50,630
5.13%, 12/01/27	200	204,378
5.25%, 12/01/32	300	306,192

		2,333,501

Health — 23.3%
Burlington County Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	150	131,055
New Jersey EDA, RB, First Mortgage, Lions Gate Project, Series A:
5.75%, 1/01/25	60	55,561
5.88%, 1/01/37	110	94,018
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.80%, 11/01/31	500	500,505
Seabrook Village Inc. Facility, 5.25%, 11/15/26	140	123,327

Municipal Bonds	Par (000)	Value

New Jersey (continued)

Health (concluded)
New Jersey Health Care Facilities Financing Authority, RB:
Hackensack University Medical Center, 6.00%, 1/01/25	$1,000	$1,005,710
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	250	253,463
Meridian Health, Series I (AGC), 5.00%, 7/01/38	100	101,696
Virtua Health (AGC), 5.50%, 7/01/38	150	160,119
New Jersey Health Care Facilities Financing Authority, Refunding RB:
CAB, St. Barnabas Health, Series B, 5.90%, 7/01/30 (c)	500	113,375
CAB, St. Barnabas Health, Series B, 5.68%, 7/01/36 (c)	840	115,601
CAB, St. Barnabas Health, Series B, 5.75%, 7/01/37 (c)	900	114,435
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	250	207,120

		2,975,985

Housing — 13.9%
New Jersey State Housing & Mortgage Finance Agency, RB:
S/F Housing, Series CC, 5.00%, 10/01/34	210	212,640
S/F Housing, Series X, AMT, 4.85%, 4/01/16	500	526,395
S/F Housing, Series X, AMT, 5.05%, 4/01/18	215	225,182
Series A, 4.75%, 11/01/29	140	140,825
Series AA, 6.38%, 10/01/28	245	272,117
Series AA, 6.50%, 10/01/38	160	175,246
Newark Housing Authority, RB, South Ward Police Facility (AGC), 6.75%, 12/01/38	200	228,728

		1,781,133

State — 22.0%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	300	327,960
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	570	618,661
Newark Downtown District Management Corp., 5.13%, 6/15/37	100	91,365
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	500	550,030
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	300	341,229
New Jersey EDA, Refunding RB:
New Jersey-American Water Co. Project, Series B, AMT, 5.60%, 11/01/34	150	154,300
School Facilities Construction, Series AA, 5.50%, 12/15/29	200	220,488
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/28	100	112,016
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A:
6.00%, 12/15/38	150	167,766
(AGC), 5.63%, 12/15/28	100	112,371
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	100	105,059

		2,801,245

Tobacco — 1.4%
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	190	173,970

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	29

Schedule of Investments (continued)	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (concluded)

Transportation — 19.6%
Delaware River Port Authority of Pennsylvania & New Jersey, RB, Series D, 5.00%, 1/01/40	$95	$96,351
New Jersey State Turnpike Authority, RB, Series E, 5.25%, 1/01/40	300	317,337
New Jersey State Turnpike Authority, Refunding RB (AMBAC):
Series C, 6.50%, 1/01/16	160	193,056
Series C, 6.50%, 1/01/16 (d)	785	901,125
Series C-2005, 6.50%, 1/01/16 (d)	55	68,612
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.88%, 12/15/38	175	193,426
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	250	268,047
South Jersey Transportation Authority, RB, Series A (NPFGC), 4.50%, 11/01/35	490	468,587

		2,506,541

Utilities — 8.5%
Cumberland County Improvement Authority, RB, Series A, 5.00%, 1/01/30	75	75,407
Passaic Valley Sewage Commissioners, Refunding RB, Sewer System, Series E (AMBAC), 5.75%, 12/01/21	1,000	1,004,710

		1,080,117

Total Municipal Bonds in New Jersey		16,933,719

Puerto Rico — 17.0%

County/City/Special District/School District — 1.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub-Series C, 6.00%, 8/01/39	205	221,316

Education — 4.5%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Ana G. Mendez University System Project, 5.00%, 3/01/26	600	570,648

Housing — 2.2%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	275	277,676

State — 5.8%
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 4.37%, 7/01/37 (c)	795	130,785
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/27	215	227,468
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	365	381,958

		740,211

Municipal Bonds	Par (000)	Value

Puerto Rico (concluded)

Utilities — 2.8%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	$350	$357,868

Total Municipal Bonds in Puerto Rico		2,167,719

Total Municipal Bonds — 149.7%		19,101,438

Municipal Bonds Transferred to Tender Option Bond Trusts (e)

New Jersey — 1.9%

Transportation — 1.9%
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	240	247,448

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 1.9%		247,448

Total Long-Term Investments (Cost — $19,378,628) — 151.6%		19,348,886

Short-Term Securities	Shares

BIF New Jersey Municipal Money Fund, 0.04% (f)(g)	413,597	413,597

Total Short-Term Securities (Cost — $413,597) — 3.2%		413,597

Total Investments (Cost — $19,792,225*) — 154.8%		19,762,483
Other Assets Less Liabilities — 0.5%		62,068
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (1.3)%		(160,044)
Preferred Shares, at Redemption Value — (54.0)%		(6,900,403)

Net Assets Applicable to Common Shares — 100.0%		$12,764,104

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$19,616,494

Gross unrealized appreciation	$745,743
Gross unrealized depreciation	(759,671)

Net unrealized depreciation	$(13,928)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (concluded)	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

(f)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares Held at July 31, 2009	Net Activity	Shares Held at July 31, 2010	Income

BIF New Jersey Municipal Money Fund	819,689	(406,092)	413,597	$322

(g)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long Term Investments[1]	—	$19,348,886	—	$19,348,886
Short-Term Securities	$413,597	—	—	413,597

Total	$413,597	$19,348,886	—	$19,762,483

                     1          See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	31

Schedule of Investments July 31, 2010	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 119.4%

Corporate — 10.6%
New Jersey EDA, RB, AMT (a):
Continental Airlines Inc. Project, 7.00%, 11/15/30	$3,450	$3,456,003
Continental Airlines Inc. Project, 7.20%, 11/15/30	2,000	2,008,340
Disposal, Waste Management of New Jersey, Series A, Mandatory Put Bonds, 5.30%, 6/01/15	2,000	2,159,020
New Jersey EDA, Refunding RB, New Jersey American Water Co., Series A, AMT, 5.70%, 10/01/39	1,500	1,540,380
Salem County Utilities Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,433,912

		11,597,655

County/City/Special District/School District — 11.7%
City of Perth Amboy New Jersey, GO, CAB (AGM) (b):
5.10%, 7/01/34	1,075	1,001,309
5.11%, 7/01/35	175	162,697
City of Vineland New Jersey, GO, Refunding, Electric Utilities, AMT (NPFGC):
5.30%, 5/15/30	1,500	1,501,950
5.38%, 5/15/31	1,500	1,502,460
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	2,630	3,009,246
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	2,400	2,571,792
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37	1,790	330,792
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	2,600	2,505,594
Salem County Improvement Authority, RB, Finlaw Street Office Building (AGM), 5.25%, 8/15/38	225	225,520

		12,811,360

Education — 12.3%
New Jersey EDA, RB, School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,525	1,615,127
New Jersey Educational Facilities Authority, RB:
Georgian Court College Project, Series C, 6.50%, 7/01/13 (c)	2,120	2,483,453
Montclair State University, Series J, 5.25%, 7/01/38	580	606,721
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,230	3,373,670
Fairleigh Dickinson University, Series C, 6.00%, 7/01/20	2,000	2,059,540
Georgian Court University, Series D, 5.00%, 7/01/33	250	240,425
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	1,450	1,664,890
New Jersey Higher Education Assistance Authority, Refunding RB, Series 1A:
5.00%, 12/01/25	535	543,747
5.00%, 12/01/26	350	354,407
5.25%, 12/01/32	500	510,320

		13,452,300

Health — 26.7%
Burlington County Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	1,000	873,700
City of Newark New Jersey, Refunding RB, New Community Urban Renewal, Series A (Ginnie Mae), 5.20%, 6/01/30	1,795	1,828,567

Municipal Bonds	Par (000)	Value

New Jersey (continued)

Health (concluded)
New Jersey EDA, RB:
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	$500	$463,010
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	855	730,777
Masonic Charity Foundation Project, 5.50%, 6/01/31	2,000	2,007,120
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.75%, 11/01/24	4,050	4,086,004
Seabrook Village Inc. Facility, 5.25%, 11/15/26	1,790	1,576,829
New Jersey Health Care Facilities Financing Authority, RB:
Health System, Catholic Health East, Series A, 5.38%, 11/15/12 (c)	3,000	3,327,690
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,382,547
Kennedy Health System, 5.63%, 7/01/31	2,030	2,040,455
Meridian Health, Series I (AGC), 5.00%, 7/01/38	750	762,720
South Jersey Hospital, 6.00%, 7/01/12 (c)	1,500	1,658,310
Virtua Health (AGC), 5.50%, 7/01/38	1,250	1,334,325
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Atlantic City Medical System, 5.75%, 7/01/25	1,255	1,289,299
CAB, St. Barnabas Health, Series B, 5.90%, 7/01/30 (d)	2,500	566,875
CAB, St. Barnabas Health, Series B, 5.68%, 7/01/36 (d)	7,700	1,059,674
CAB, St. Barnabas Health, Series B, 5.75%, 7/01/37 (d)	7,250	921,838
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,598,586
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	750	621,360

		29,129,686

Housing — 16.3%
Middlesex County Improvement Authority, RB, AMT (Fannie Mae):
Administration Building Residential Project, 5.35%, 7/01/34	1,400	1,406,034
New Brunswick Apartments Rental Housing, 5.30%, 8/01/35	4,360	4,391,218
New Jersey State Housing & Mortgage Finance Agency, RB:
S/F Housing, Series CC, 5.00%, 10/01/34	1,775	1,797,312
S/F Housing, Series X, AMT, 4.85%, 4/01/16	1,750	1,842,382
Series A, 4.75%, 11/01/29	1,185	1,191,980
Series AA, 6.38%, 10/01/28	1,470	1,632,700
Series AA, 6.50%, 10/01/38	1,990	2,179,627
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.70%, 10/01/37	700	669,130
Newark Housing Authority, RB, South Ward Police Facility (AGC):
5.75%, 12/01/30	580	626,011
6.75%, 12/01/38	1,850	2,115,734

		17,852,128

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (concluded)

State — 25.5%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 5.22%, 11/01/26 (d)	$6,000	$2,940,300
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series 1998B, AMT, 6.50%, 4/01/31	5,000	5,265,900
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,000	1,093,200
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,481,530
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	3,000	3,300,180
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	3,000	3,412,290
New Jersey EDA, Refunding RB:
New Jersey-American Water Co. Project, Series B, AMT, 5.60%, 11/01/34	1,275	1,311,554
School Facilities Construction, Series AA, 5.50%, 12/15/29	2,000	2,204,880
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,751,600
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
6.00%, 12/15/38	1,450	1,621,738
CAB, Series C (AGM), 4.85%, 12/15/32 (d)	4,000	1,111,960
Series A (AGC), 5.63%, 12/15/28	670	752,886
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	600	630,354

		27,878,372

Tobacco — 1.6%
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,915	1,753,431

Transportation — 13.6%
Delaware River Port Authority of Pennsylvania & New Jersey, RB, Series D, 5.00%, 1/01/40	800	811,376
New Jersey State Turnpike Authority, RB, Series E, 5.25%, 1/01/40	3,205	3,390,217
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A:
5.88%, 12/15/38	1,465	1,619,250
(AGC), 5.50%, 12/15/38	1,000	1,099,830
Port Authority of New York & New Jersey, RB, Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,006,360
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	1,750	1,876,333

		14,803,366

Utilities — 1.1%
Cumberland County Improvement Authority, RB, Series A, 5.00%, 1/01/30	620	623,360
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 4.40%, 9/01/33 (d)	2,000	544,220

		1,167,580

Total Municipal Bonds in New Jersey		130,445,878

Municipal Bonds	Par (000)	Value

Multi-State — 6.0%

Housing — 6.0%
Centerline Equity Issuer Trust, 6.80%, 11/30/50 (e)(f)	$2,500	$2,529,700
MuniMae TE Bond Subsidiary LLC (e)(f):
6.30%, 6/30/49	2,579	2,391,861
6.80%, 6/30/50	2,000	1,639,980

Total Municipal Bonds in Multi-State		6,561,541

Puerto Rico — 21.5%

County/City/Special District/School District — 1.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub-Series C, 6.00%, 8/01/39	1,740	1,878,487

Housing — 6.6%
Puerto Rico Housing Finance Authority, RB, Mortgage-Backed Securities, Series B, AMT (Ginnie Mae), 5.30%, 12/01/28	2,435	2,446,688
Puerto Rico Housing Finance Authority, Refunding RB:
Mortgage-Backed Securities, Series A (Ginnie Mae), 5.20%, 12/01/33	2,435	2,446,688
Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,300	2,322,379

		7,215,755

State — 9.3%
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 4.37%, 7/01/37 (d)	6,000	987,060
Puerto Rico Public Buildings Authority, RB, CAB, Series D (AMBAC) (b):
5.50%, 7/01/12	1,335	1,098,905
5.46%, 7/01/17 (c)	3,665	3,937,236
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/27	850	899,292
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	3,075	3,217,864

		10,140,357

Transportation — 2.0%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	2,000	2,150,380

Utilities — 1.9%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	2,000	2,044,960

Total Municipal Bonds in Puerto Rico		23,429,939

Total Municipal Bonds — 146.9%		160,437,358

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	33

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

New Jersey — 3.8%

Transportation — 3.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	$2,000	$2,086,940
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,103,311

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 3.8%		4,190,251

Total Long-Term Investments (Cost — $163,524,492) — 150.7%		164,627,609

Short-Term Securities	Shares

BIF New Jersey Municipal Money Fund, 0.04% (h)(i)	5,032,609	5,032,609

Total Short-Term Securities (Cost — $5,032,609) — 4.6%		5,032,609

Total Investments (Cost — $168,557,101*) — 155.3%		169,660,218
Other Assets Less Liabilities — 1.0%		1,058,806
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (2.2)%		(2,360,439)
Preferred Shares, at Redemption Value — (54.1)%		(59,101,995)

Net Assets Applicable to Common Shares — 100.0%		$109,256,590

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$165,724,811

Gross unrealized appreciation	$7,196,573
Gross unrealized depreciation	(5,620,462)

Net unrealized appreciation	$1,576,111

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(h)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(e)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares at July 31, 2009	Net Activity	Shares at July 31, 2010	Income

BIF New Jersey Municipal Money Fund	10,639,704	(5,607,095)	5,032,609	$1,873

(i)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$164,627,609	—	$164,627,609
Short-Term Securities	$5,032,609	—	—	5,032,609

Total	$5,032,609	$164,627,609	—	$169,660,218

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments July 31, 2010	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 131.5%

Corporate — 18.2%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$130	$133,358
Essex County Industrial Development Agency New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	100	105,259
Jefferson County Industrial Development Agency New York, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	150	149,990
New York City Industrial Development Agency, RB: American Airlines Inc., JFK International Airport, AMT, 7.63%, 8/01/25 (a)	800	824,568
American Airlines Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (a)	300	311,148
Liberty-IAC/InteractiveCorp, 5.00%, 9/01/35	250	225,795
New York Liberty Development Corp., RB, Goldman Sachs Headquarters:
5.25%, 10/01/35	550	561,187
5.50%, 10/01/37	200	211,526
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	850	851,419

		3,374,250

County/City/Special District/School District — 39.0%
Amherst Development Corp., RB, UBF Faculty-Student Housing Corp., Series A (AGM):
4.38%, 10/01/30	250	245,385
4.63%, 10/01/40	275	271,458
City of New York New York, GO, Refunding, Series A, 6.00%, 5/15/30	10	10,132
Haverstraw-Stony Point Central School District New York, GO (AGM), 3.00%, 10/15/26	250	216,045
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	1,200	1,161,264
(FGIC), 5.00%, 2/15/47	100	96,772
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 5.80%, 3/01/35 (b)	400	99,972
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	110,798
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	650	579,625
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	150	160,452
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	700	702,205
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project:
5.63%, 7/15/47	1,250	1,277,087
6.38%, 7/15/49	100	104,508
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	100	105,137
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.00%, 10/15/32	2,000	2,101,860

		7,242,700

Education — 17.5%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (c)(d):
7.00%, 5/01/25	95	37,999
7.00%, 5/01/35	60	23,999
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	100	101,610

Municipal Bonds	Par (000)	Value

New York (continued)

Education (concluded)
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	$100	$100,149
New York City Industrial Development Agency, Refunding RB, Polytechnic University Project (ACA), 5.25%, 11/01/37	100	91,865
New York Liberty Development Corp., RB, National Sports Museum Project, Series A, 6.13%, 2/15/19 (c)(d)	175	2
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (e)	175	148,090
Mount Sinai School of Medicine, 5.13%, 7/01/39	275	277,043
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	250	298,712
Rochester Institute of Technology, Series A, 6.00%, 7/01/33	175	193,300
University of Rochester, Series A, 5.13%, 7/01/39	200	210,746
Vassar College, 5.00%, 7/01/49	100	104,573
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	75	81,335
Teachers College, 5.50%, 3/01/39	200	211,334
Schenectady County Industrial Development Agency, Refunding RB, Union College Project, 5.00%, 7/01/31	500	519,140
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	100	100,892
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	200	201,640
Carnegie Hall, 5.00%, 12/01/39	150	154,160
Juilliard School, 5.00%, 1/01/39	250	266,792
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	125	131,010

		3,254,391

Health — 15.6%
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	100	86,530
New York State Dormitory Authority, MRB, Hospital, Lutheran Medical (NPFGC), 5.00%, 8/01/31	250	251,457
New York State Dormitory Authority, RB: New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	75	81,182
New York University Hospital Center, Series B, 5.63%, 7/01/37	150	153,396
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	175	180,877
North Shore-Long Island Jewish Health System, Series A, 5.75%, 5/01/37	250	262,777
New York State Dormitory Authority, Refunding RB:
Kateri Residence, 5.00%, 7/01/22	1,000	1,038,580
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	140	145,603
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	150	154,929
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	100	99,245
Saratoga County Industrial Development Agency New York, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	100	97,806
Suffolk County Industrial Development Agency New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	115	106,545
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	250	248,915

		2,907,842

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	35

Schedule of Investments (continued)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)

Housing — 10.1%
New York City Housing Development Corp., RB:
Series A (Ginnie Mae), 5.25%, 5/01/30	$1,000	$1,023,830
Series B1, AMT, 5.15%, 11/01/37	250	252,965
Series J-2-A, AMT, 4.75%, 11/01/27	500	499,965
New York Mortgage Agency, Refunding RB, Series 143, AMT, 4.90%, 10/01/37	100	96,927

		1,873,687

State — 9.4%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	150	170,741
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	300	301,866
New York State Dormitory Authority, Refunding RB, State University Educational Facilities, Series A (AMBAC), 5.25%, 5/15/15	1,005	1,146,353
State of New York, GO, Series A, 5.00%, 2/15/39	125	131,380

		1,750,340

Transportation — 4.5%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	250	291,798
Series B, 4.50%, 11/15/37	150	147,672
Port Authority of New York & New Jersey, RB, Consolidated, 116th Series, 4.13%, 9/15/32	250	246,100
Triborough Bridge & Tunnel Authority, RB, General Purpose, Series A (NPFGC), 5.00%, 1/01/32	155	160,104

		845,674

Utilities — 17.2%
Albany Municipal Water Finance Authority, RB, Series B (NPFGC), 5.00%, 12/01/33	1,000	1,000,050
Long Island Power Authority, Refunding RB, Series A, 6.25%, 4/01/33	100	115,705
New York City Municipal Water Finance Authority, RB, Series C, 5.13%, 6/15/33	1,000	1,035,530
New York City Municipal Water Finance Authority, Refunding RB, Series B (AGM), 5.00%, 6/15/36	1,000	1,036,480

		3,187,765

Total Municipal Bonds in New York		24,436,649

Guam — 1.9%

State — 0.6%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	100	108,142

Tobacco — 0.5%
Guam Economic Development & Commerce Authority, Refunding RB, Tobacco Settlement Asset-Backed, 5.63%, 6/01/47	100	83,373

Utilities — 0.8%
Guam Government Waterworks Authority, Refunding RB, Water, 5.88%, 7/01/35	150	151,257

Total Municipal Bonds in Guam		342,772

Puerto Rico — 12.3%

County/City/Special District/School District — 4.3%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.39%, 8/01/32 (b)	750	187,290
First Sub-Series A, 6.00%, 8/01/42	500	535,890

Municipal Bonds	Par (000)	Value

Puerto Rico (concluded)

County/City/Special District/School District (concluded)
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.78%, 8/01/41 (b)	$550	$82,770

		805,950

State — 5.1%
Commonwealth of Puerto Rico, GO, Refunding:
Public Improvement, Series C, 6.00%, 7/01/39	100	106,013
Sub-Series C-7 (NPFGC), 6.00%, 7/01/28	250	266,172
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 5.16%, 7/01/44 (b)	395	39,022
Puerto Rico Public Finance Corp., RB, Commonwealth Appropriation, Series E, 5.50%, 2/01/12 (f)	495	532,244

		943,451

Tobacco — 2.3%
Children’s Trust Fund, Refunding RB, Asset-Backed, 5.63%, 5/15/43	500	430,720

Transportation — 0.6%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	100	103,565

Total Municipal Bonds in Puerto Rico		2,283,686

Total Municipal Bonds — 145.7%		27,063,107

Municipal Bonds Transferred to Tender Option Bond Trusts (g)

New York — 6.2%

Utilities — 6.2%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	105	118,867
New York City Municipal Water Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	1,000	1,030,700

		1,149,567

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.2%		1,149,567

Total Long-Term Investments (Cost — $27,613,088) — 151.9%		28,212,674

Short-Term Securities	Shares

BIF New York Municipal Money Fund, 0.00% (h)(i)	177,010	177,010

Total Short-Term Securities (Cost — $177,010) — 0.9%		177,010

Total Investments (Cost — $27,790,098*) — 152.8%		28,389,684
Other Assets Less Liabilities — 2.6%		483,379
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (3.1)%		(570,173)
Preferred Shares, at Redemption Value — (52.3)%		(9,725,589)

Net Assets Applicable to Common Shares — 100.0%		$18,577,301

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (concluded)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$27,220,001

Gross unrealized appreciation	$1,062,227
Gross unrealized depreciation	(462,518)

Net unrealized appreciation	$599,709

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(f)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(h)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(b)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares at July 31, 2009	Net Activity	Shares at July 31, 2010	Income

BIF New York Municipal Money Fund	317,150	(140,140)	177,010	$60

(i)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of July 31,2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

4	10 Year U.S. Treasury Bond	September 2010	$490,116	$(5,134)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$28,212,674	—	$28,212,674
Short-Term Securities	$177,010	—	—	177,010

Total	$177,010	$28,212,674	—	$28,389,684

[1]	See above Schedule of Investments for values in each sector.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(5,134)	—	—	$(5,134)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	37

Schedule of Investments July 31, 2010	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 123.2%

Corporate — 18.0%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$1,000	$1,025,830
Essex County Industrial Development Agency New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	578,925
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport, AMT, 7.63%, 8/01/25 (a)	3,200	3,298,272
American Airlines Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (a)	4,000	4,148,640
Liberty-IAC/InteractiveCorp, 5.00%, 9/01/35	1,000	903,180
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	7,850	8,009,669
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	7,820	7,833,059
Suffolk County Industrial Development Agency New York, RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	7,000	6,945,400

		32,742,975

County/City/Special District/School District — 24.5%
Amherst Development Corp., RB, UBF Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,085,832
Brooklyn Arena Local Development Corp., RB, Barclays Center Project, 6.38%, 7/15/43	700	717,955
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	750	802,178
Series C, 5.38%, 3/15/12 (b)	5,000	5,412,700
Series D, 5.38%, 6/01/12 (b)	2,200	2,404,820
Series D, 5.38%, 6/01/32	4,000	4,182,400
Sub-Series G-1, 6.25%, 12/15/31	500	585,575
Sub-Series I-1, 5.38%, 4/01/36	1,750	1,903,317
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	3,675	3,556,371
(NPFGC), 4.50%, 2/15/47	970	889,247
New York City Industrial Development Agency, RB:
CAB, Yankee Stadium, PILOT (AGC), 6.01%, 3/01/42 (c)	2,210	335,301
Marymount School of New York Project (ACA), 5.13%, 9/01/21	750	771,173
Marymount School of New York Project (ACA), 5.25%, 9/01/31	500	502,945
Queens Baseball Stadium, PILOT (AGC), 6.38%, 1/01/39	150	166,197
Queens Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/36	4,900	4,405,884
Queens Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/39	500	445,865
Royal Charter, New York Presbyterian (AGM), 5.25%, 12/15/32	1,550	1,601,956
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	650	695,292
Series S-2 (NPFGC), 4.25%, 1/15/34	1,700	1,666,799
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	8,410	8,436,491
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project:
5.63%, 7/15/47	1,000	1,021,670
6.38%, 7/15/49	1,200	1,254,096

Municipal Bonds	Par (000)	Value

New York (continued)

County/City/Special District/School District (concluded)
New York State Dormitory Authority, RB:
Interagency Council Pooled, Series A-1, 4.25%, 7/01/25	$1,000	$984,760
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	788,528

		44,617,352

Education — 23.6%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (d)(e):
7.00%, 5/01/25	910	363,991
7.00%, 5/01/35	590	235,994
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	875	889,087
Dutchess County Industrial Development Agency New York, Refunding RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	7,000	5,969,040
Madison County Industrial Development Agency New York, RB:
Colgate University Project, Series B, 5.00%, 7/01/33	2,000	2,040,160
Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	266,250
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,166,736
New York City Industrial Development Agency, Refunding RB, Polytechnic University Project (ACA), 5.25%, 11/01/37	2,400	2,204,760
New York Liberty Development Corp., RB, National Sports Museum Project, Series A, 6.13%, 2/15/19 (d)(e)	1,740	17
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (f)	750	634,672
Mount Sinai School of Medicine, 5.13%, 7/01/39	2,350	2,367,460
New School University (NPFGC), 5.00%, 7/01/41	9,000	9,022,050
New York University, Series 2 (AMBAC), 5.00%, 7/01/41	5,000	5,028,350
Rochester Institute of Technology, Series A, 6.00%, 7/01/33	1,000	1,104,570
University of Rochester, Series A, 5.13%, 7/01/39	850	895,670
Vassar College, 5.00%, 7/01/49	825	862,727
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	475	515,119
Teachers College, 5.50%, 3/01/39	450	475,502
Yeshiva University, 5.00%, 9/01/34	275	286,402
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	1,000	1,008,920
Trust for Cultural Resources, RB Series A:
Carnegie Hall, 4.75%, 12/01/39	2,250	2,268,450
Juilliard School, 5.00%, 1/01/39	2,100	2,241,057
Westchester County Industrial Development Agency New York, RB, Windward School Civic Facility (Radian), 5.25%, 10/01/31	2,500	2,474,600
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	655,050

		42,976,634

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (continued)

Health — 6.2%
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	$500	$432,650
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	750	788,100
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	575	622,392
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	215,136
New York University Hospital Center, Series B, 5.63%, 7/01/37	530	541,999
North Shore-Long Island Jewish Health System, 5.50%, 5/01/13 (b)	2,000	2,273,280
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	1,775	1,834,604
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,440,428
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	1,100	1,136,146
Suffolk County Industrial Development Agency New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	1,175	1,088,614
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	1,000	995,660

		11,369,009

Housing — 2.5%
New York Mortgage Agency, Refunding RB, Homeowner Mortgage, Series 97, AMT, 5.50%, 4/01/31	2,060	2,066,139
New York State HFA, RB, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,405,065
Yonkers Economic Development Corp., Refunding RB, Riverview II (Freddie Mac), 4.50%, 5/01/25	1,000	1,007,800

		4,479,004

State — 5.1%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	682,962
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	2,100	2,113,062
New York State Dormitory Authority, RB, Mental Health Services Facilities Improvement, Series B (AMBAC), 5.00%, 2/15/35	4,855	4,973,656
New York State Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	410,543
State of New York, GO, Series A, 5.00%, 2/15/39	975	1,024,764

		9,204,987

Tobacco — 8.3%
New York Counties Tobacco Trust III, RB, Tobacco Settlement Pass-Thru, Turbo, 6.00%, 6/01/43	6,700	6,108,457
Rensselaer Tobacco Asset Securitization Corp., RB, Asset-Backed, Series A, 5.75%, 6/01/43	2,500	2,196,400
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 8/15/43	5,000	4,392,050
TSASC Inc. New York, RB, Tobacco Settlement Asset-Backed, Series 1, 5.75%, 7/15/12 (b)	2,250	2,488,275

		15,185,182

Municipal Bonds	Par (000)	Value

New York (concluded)

Transportation — 21.8%
Hudson Yards Infrastructure Corp., RB (AGC), 5.00%, 2/15/47	$1,000	$1,020,770
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	1,000	1,167,190
Metropolitan Transportation Authority, Refunding RB, Series A:
5.00%, 11/15/30	12,000	12,434,760
5.13%, 11/15/31	8,000	8,122,880
New York City Industrial Development Agency, RB, Airis JFK I LLC Project, Series A, AMT, 5.50%, 7/01/28	9,000	8,026,110
Port Authority of New York & New Jersey, RB:
Consolidated, 116th Series, 4.13%, 9/15/32	500	492,200
Consolidated, 161st Series, 4.50%, 10/15/37	500	506,370
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 6.25%, 12/01/13	1,000	1,065,050
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 5.75%, 12/01/22	7,000	7,007,420

		39,842,750

Utilities — 13.2%
Long Island Power Authority, RB, General, Series C (CIFG), 5.25%, 9/01/29	2,000	2,240,040
Long Island Power Authority, Refunding RB, Series A:
6.25%, 4/01/33	150	173,558
5.75%, 4/01/39	4,000	4,409,720
New York City Municipal Water Finance Authority, RB:
Election of 2002, Series C, 5.00%, 6/15/32	6,500	6,551,675
Second General Resolution (NPFGC), 4.50%, 6/15/37	1,520	1,520,699
Series A (NPFGC), 5.00%, 6/15/32	4,000	4,096,800
New York City Municipal Water Finance Authority, Refunding RB, Series D, 5.00%, 6/15/39	5,000	5,178,900

		24,171,392

Total Municipal Bonds in New York		224,589,285

Guam — 0.9%

State — 0.6%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	970	1,048,977

Utilities — 0.3%
Guam Government Waterworks Authority, Refunding RB, Water, 5.88%, 7/01/35	600	605,028

Total Municipal Bonds in Guam		1,654,005

Multi-State — 7.0%

Housing — 7.0%
Centerline Equity Issuer Trust, 6.80%, 11/30/50 (g)(h)	5,500	5,565,340
MuniMae TE Bond Subsidiary LLC (g)(h):
6.30%, 6/30/49	5,158	4,783,723
6.80%, 6/30/50	3,000	2,459,970

Total Municipal Bonds in Multi-State		12,809,033

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	39

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 11.2%

County/City/Special District/School District — 1.1%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.39%, 8/01/32 (c)	$1,685	$420,778
First Sub-Series A (AGM), 5.00%, 8/01/40	1,000	1,022,780
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.79%, 8/01/41 (c)	3,500	526,715

		1,970,273

Housing — 1.7%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,000	3,029,190

State — 7.4%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	700	742,091
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series D:
5.25%, 7/01/12 (b)	3,400	3,698,520
5.25%, 7/01/36	1,600	1,590,960
Puerto Rico Public Finance Corp., RB, Commonwealth Appropriation, Series E, 5.50%, 2/01/12 (b)	5,000	5,376,200
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,000	2,092,920

		13,500,691

Transportation — 0.1%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	250	258,913

Utilities — 0.9%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/38	1,100	1,149,214
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/29	500	521,400

		1,670,614

Total Municipal Bonds in Puerto Rico		20,429,681

Total Municipal Bonds — 142.3%		259,482,004

Municipal Bonds Transferred to Tender Option Bond Trusts (i)

New York — 14.6%

Housing — 11.1%
New York Mortgage Agency, RB, 31st Series A, AMT, 5.30%, 10/01/31	15,500	15,536,270
New York Mortgage Agency, Refunding RB, Series 101, AMT, 5.40%, 4/01/32	4,638	4,656,055

		20,192,325

Utilities — 3.5%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,358,482
Series FF-2, 5.50%, 6/15/40	810	904,246
New York City Municipal Water Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	4,000	4,122,800

		6,385,528

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.6%		26,577,853

Total Long-Term Investments (Cost — $284,884,012) — 156.9%		286,059,857

Short-Term Securities	Shares	Value

BIF New York Municipal Money Fund, 0.00%, 12/31/22 (j)(k)	414,030	$414,030

Total Short-Term Securities (Cost — $414,030) — 0.2%		414,030

Total Investments (Cost — $285,298,042*) — 157.1%		286,473,887
Other Assets Less Liabilities — 2.1%		3,823,636
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (7.4)%		(13,419,424)
Preferred Shares, at Redemption Value — (51.8)%		(94,506,211)

Net Assets Applicable to Common Shares — 100.0%		$182,371,888

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$270,710,980

Gross unrealized appreciation	$9,418,449
Gross unrealized depreciation	(7,065,223)

Net unrealized appreciation	$2,353,226

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(j)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(b)(c) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares at July 31, 2009	Net Activity	Shares at July 31, 2010	Income

BIF New York Municipal Money Fund	3,235,523	(2,821,493)	414,030	$416

(k)	Represents the current yield as of report date.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of July 31,2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

	10 Year U.S.
37	Treasury Bond	September 2010	$4,533,575	$(47,488)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$286,059,857	—	$286,059,857
Short-Term Securities	$414,030	—	—	414,030

Total	$414,030	$286,059,857	—	$286,473,887

[1]	See above Schedule of Investments for values in each sector.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(47,488)	—	—	$(47,488)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	41

Statements of Assets and Liabilities

July 31, 2010	BlackRock California Investment Quality Municipal Trust Inc. (RAA)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Investment Quality Municipal Income Trust (RFA)	BlackRock Municipal Income Investment Trust (BBF)

Assets

Investments at value — unaffiliated[1]	$21,013,015	$742,933,454	$123,531,488	$22,546,152	$151,565,876
Investments at value — affiliated[2]	383,264	26,178,133	5,065,158	353,621	4,963,552
Cash	15,468	—	—	—	—
Cash pledged as collateral for financial futures contracts	6,600	27,000	—	—	—
Interest receivable	331,545	10,386,035	1,554,390	270,597	1,774,168
Investments sold receivable	—	763,712	481,058	212,459	1,499,295
Income receivable — affiliated	15	193	19	16	39
Prepaid expenses	1,948	39,346	13,847	2,304	14,856
Other assets	3,921	49,837	5,007	4,147	10,600

Total assets	21,755,776	780,377,710	130,650,967	23,389,296	159,828,386

Accrued Liabilities

Bank overdraft	—	21,000	—	—	—
Investments purchased payable	494,546	23,611,609	—	810,130	5,563,628
Income dividends payable — Common Shares	58,416	2,408,290	311,479	78,935	504,432
Reorganization costs payable	23,189	—	—	—	—
Investment advisory fees payable	6,392	339,698	56,040	6,804	73,381
Officer’s and Trustees’ fees payable	5,013	55,238	6,299	5,274	12,137
Administration fees payable	1,845	—	—	1,948	—
Interest expense and fees payable	1,009	69,257	7,499	3,189	17,087
Margin variation payable	719	13,656	—	—	—
Other affiliates payable	—	4,532	789	—	919
Other accrued expenses payable	47,152	156,172	65,057	39,051	69,517

Total accrued liabilities	638,281	26,679,452	447,163	945,331	6,241,101

Other Liabilities

Trust certificates[3]	1,232,884	128,064,620	4,371,570	4,013,909	26,262,401

Total Liabilities	1,871,165	154,744,072	4,818,733	4,959,240	32,503,502

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	5,925,277	171,334,972	42,903,637	4,575,155	34,252,002

Net Assets Applicable to Common Shareholders	$13,959,334	$454,298,666	$82,928,597	$13,854,901	$93,072,882

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6,7,8]	$13,302,428	$451,415,897	$78,891,300	$15,018,898	$94,963,840
Undistributed net investment income	256,509	4,789,170	3,169,845	147,128	689,752
Accumulated net realized loss	(693,009)	(27,383,321)	(504,215)	(2,395,955)	(9,437,601)
Net unrealized appreciation/depreciation	1,093,406	25,476,920	1,371,667	1,084,830	6,856,891

Net Assets Applicable to Common Shareholders	$13,959,334	$454,298,666	$82,928,597	$13,854,901	$93,072,882

Net asset value per Common Share	$13.86	$14.28	$14.91	$12.29	$13.91

[1] Investments at cost — unaffiliated	$19,917,466	$717,415,820	$122,159,821	$21,461,322	$144,708,985

[2] Investments at cost — affiliated	$383,264	$26,178,133	$5,065,158	$353,621	$4,963,552

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding, par value $0.001 per share	237	6,853	1,716	183	1,370

[5] Preferred Shares authorized	300	unlimited	unlimited	100 million	unlimited

[6] Par value per Common Share	$0.01	$0.001	$0.001	$0.01	$0.001

[7] Common Shares outstanding	1,007,166	31,813,602	5,562,128	1,127,644	6,692,296

[8] Common Shares authorized	200 million	unlimited	unlimited	200 million	unlimited

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2010

July 31, 2010	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)	BlackRock New York Municipal Income Trust (BNY)

Assets

Investments at value — unaffiliated[1]	$19,348,886	$164,627,609	$28,212,674	$286,059,857
Investments at value — affiliated[2]	413,597	5,032,609	177,010	414,030
Cash	—	—	—	—
Cash pledged as collateral for financial futures contracts	—	—	6,500	55,000
Interest receivable	187,687	1,672,954	340,704	3,733,459
Investments sold receivable	—	117,682	729,573	1,741,825
Income receivable — affiliated	27	77	15	79
Prepaid expenses	1,571	17,035	2,762	26,181
Other assets	6,221	12,592	3,995	20,320

Total assets	19,957,989	171,480,558	29,473,233	292,050,751

Accrued Liabilities

Bank overdraft	—	—	—	—
Investments purchased payable	—	—	445,606	422,514
Income dividends payable — Common Shares	66,506	589,499	95,842	1,054,242
Reorganization costs payable	—	—	—	—
Investment advisory fees payable	5,942	81,267	8,764	139,833
Officer’s and Trustees’ fees payable	7,559	14,133	5,129	21,875
Administration fees payable	1,731	—	2,520	—
Interest expense and fees payable	127	1,143	199	9,743
Margin variation payable	—	—	2,875	26,594
Other affiliates payable	—	1,064	—	1,817
Other accrued expenses payable	51,700	75,571	39,434	86,353

Total accrued liabilities	133,565	762,677	600,369	1,762,971

Other Liabilities

Trust certificates[3]	159,917	2,359,296	569,974	13,409,681

Total Liabilities	293,482	3,121,973	1,170,343	15,172,652

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	6,900,403	59,101,995	9,725,589	94,506,211

Net Assets Applicable to Common Shareholders	$12,764,104	$109,256,590	$18,577,301	$182,371,888

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6,7,8]	$13,201,596	$107,951,002	$17,748,326	$181,433,476
Undistributed net investment income	211,016	2,242,557	285,950	4,064,226
Accumulated net realized loss	(618,766)	(2,040,086)	(51,427)	(4,254,171)
Net unrealized appreciation/depreciation	(29,742)	1,103,117	594,452	1,128,357

Net Assets Applicable to Common Shareholders	$12,764,104	$109,256,590	$18,577,301	$182,371,888

Net asset value per Common Share	$12.57	$14.38	$14.15	$14.27

[1] Investments at cost — unaffiliated	$19,378,628	$163,524,492	$27,613,088	$284,884,012

[2] Investments at cost — affiliated	$413,597	$5,032,609	$177,010	$414,030

[3] Represents short-term floating rate certificates issued by tender option bond trusts.

[4] Preferred Shares outstanding, par value $0.001 per share	276	2,364	389	3,780

[5] Preferred Shares authorized	300	unlimited	392	unlimited

[6] Par value per Common Share	$0.01	$0.001	$0.01	$0.001

[7] Common Shares outstanding	1,015,366	7,596,636	1,312,898	12,778,686

[8] Common Shares authorized	200 million	unlimited	200 million	unlimited

ANNUAL REPORT	JULY 31, 2010	43

Statements of Operations

Year Ended July 31, 2010	BlackRock California Investment Quality Municipal Trust Inc. (RAA)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Investment Quality Municipal Income Trust (RFA)	BlackRock Municipal Income Investment Trust (BBF)

Investment Income

Interest	$1,032,475	$26,694,718	$6,204,150	$1,124,209	$7,417,989
Income — affiliated	527	6,593	560	1,086	10,775

Total income	1,033,002	26,701,311	6,204,710	1,125,295	7,428,764

Expenses

Reorganization costs	101,300	181,321	—	—	—
Investment advisory	72,186	3,096,895	631,344	75,775	886,817
Professional	36,222	70,792	44,737	31,555	47,228
Administration	20,625	—	—	21,650	—
Transfer agent	15,061	37,437	18,169	14,854	19,076
Commissions for Preferred Shares	8,980	158,959	64,247	7,038	43,987
Custodian	5,424	26,846	9,784	5,357	11,709
Printing	4,867	60,864	19,161	3,935	20,250
Accounting services	3,619	83,308	23,186	4,771	35,918
Officer and Trustees	2,553	40,321	10,069	2,621	12,852
Registration	435	13,023	9,330	488	9,333
Miscellaneous	28,076	69,180	37,793	30,786	46,523

Total expenses excluding interest expense and fees	299,348	3,838,946	867,820	198,830	1,133,693
Interest expense and fees[1]	9,250	578,862	33,084	29,048	185,732

Total expenses	308,598	4,417,808	900,904	227,878	1,319,425
Less fees waived by advisor	(1,367)	(284,292)	(4,367)	(327)	(76,970)

Total expenses after fees waived	307,231	4,133,516	896,537	227,551	1,242,455

Net investment income	725,771	22,567,795	5,308,173	897,744	6,186,309

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(166,897)	(6,814,032)	(3,583)	(373,067)	(1,588,168)
Financial futures contracts	(1,120)	(43,727)	—	1,632	11,423

	(168,017)	(6,857,759)	(3,583)	(371,435)	(1,576,745)

Net change in unrealized appreciation/depreciation on:
Investments	1,641,606	38,776,514	7,283,510	1,707,371	9,562,974
Financial futures contracts	(2,143)	(40,714)	—	—	—

	1,639,463	38,735,800	7,283,510	1,707,371	9,562,974

Total realized and unrealized gain	1,471,446	31,878,041	7,279,927	1,335,936	7,986,229

Dividends and Distributions to Preferred Shareholders From

Net investment income	(24,951)	(494,675)	(177,702)	(18,365)	(143,487)
Net realized gain	—	—	—	—	—

Total dividends and distributions to Preferred Shareholders	(24,951)	(494,675)	(177,702)	(18,365)	(143,487)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$2,172,266	$53,951,161	$12,410,398	$2,215,315	$14,029,051

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2010

Year Ended July 31, 2010	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)	BlackRock New York Municipal Income Trust (BNY)

Investment Income

Interest	$1,026,476	$8,968,576	$1,476,565	$15,286,256
Income — affiliated	885	3,097	407	2,372

Total income	1,027,361	8,971,673	1,476,972	15,288,628

Expenses

Reorganization costs	—	—	—	—
Investment advisory	67,877	991,619	97,304	1,694,961
Professional	32,070	46,974	30,953	51,740
Administration	19,393	—	27,801	—
Transfer agent	16,127	19,468	15,675	26,234
Commissions for Preferred Shares	10,455	71,715	14,735	130,407
Custodian	4,709	12,489	5,160	18,354
Printing	3,872	26,800	2,981	44,389
Accounting services	3,065	31,902	3,017	55,844
Officer and Trustees	2,911	14,743	3,078	24,614
Registration	438	9,449	567	9,506
Miscellaneous	33,963	50,261	32,373	60,436

Total expenses excluding interest expense and fees	194,880	1,275,420	233,644	2,116,485
Interest expense and fees[1]	1,321	11,422	1,111	86,892

Total expenses	196,201	1,286,842	234,755	2,203,377
Less fees waived by advisor	(2,725)	(99,470)	(839)	(148,374)

Total expenses after fees waived	193,476	1,187,372	233,916	2,055,003

Net investment income	833,885	7,784,301	1,243,056	13,233,625

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(76,702)	102,336	33,653	160,031
Financial futures contracts	1,632	12,059	2,773	2,764

	(75,070)	114,395	36,426	162,795

Net change in unrealized appreciation/depreciation on:
Investments	1,310,034	11,576,851	1,660,341	19,574,663
Financial futures contracts	—	—	(5,134)	(47,488)

	1,310,034	11,576,851	1,655,207	19,527,175

Total realized and unrealized gain	1,234,964	11,691,246	1,691,633	19,689,970

Dividends and Distributions to Preferred Shareholders From

Net investment income	(28,907)	(243,304)	(38,597)	(393,227)
Net realized gain	—	—	(2,688)	—

Total dividends and distributions to Preferred Shareholders	(28,907)	(243,304)	(41,285)	(393,227)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$2,039,942	$19,232,243	$2,893,404	$32,530,368

ANNUAL REPORT	JULY 31, 2010	45

Statements of Changes in Net Assets

	BlackRock California Investment Quality Municipal Trust Inc. (RAA)		BlackRock California Municipal Income Trust (BFZ)

	Year Ended July 31,		Year Ended July 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009	2010	2009

Operations

Net investment income	$725,771	$820,424	$22,567,795	$15,604,620
Net realized loss	(168,017)	(409,961)	(6,857,759)	(4,491,898)
Net change in unrealized appreciation/depreciation	1,639,463	(261,443)	38,735,800	(15,831,689)
Dividends to Preferred Shareholders from net investment income	(24,951)	(129,647)	(494,675)	(1,891,066)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	2,172,266	19,373	53,951,161	(6,610,033)

Dividends to Common Shareholders From

Net investment income	(653,775)	(572,070)	(21,334,104)	(12,623,286)

Capital Share Transactions

Common Shares issued from reorganization	—	—	228,998,766	—
Reinvestment of common dividends	—	—	132,023	113,246

	—	—	229,130,789	113,246

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	1,518,491	(552,697)	261,747,846	(19,120,073)
Beginning of year	12,440,843	12,993,540	192,550,820	211,670,893

End of year	$13,959,334	$12,440,843	$454,298,666	$192,550,820

Undistributed net investment income	$256,509	$108,164	$4,789,170	$3,757,416

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2010

Statements of Changes in Net Assets (continued)

	BlackRock Florida Municipal 2020 Term Trust (BFO)		BlackRock Investment Quality Municipal Income Trust (RFA)

	Year Ended July 31,		Year Ended July 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009	2010	2009

Operations

Net investment income	$5,308,173	$5,334,086	$897,744	$948,055
Net realized loss	(3,583)	(542,712)	(371,435)	(1,492,618)
Net change in unrealized appreciation/depreciation	7,283,510	(5,010,059)	1,707,371	2,577
Dividends to Preferred Shareholders from net investment income	(177,702)	(812,866)	(18,365)	(133,806)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	12,410,398	(1,031,551)	2,215,315	(675,792)

Dividends to Common Shareholders From

Net investment income	(3,737,750)	(3,459,643)	(932,299)	(630,045)

Capital Share Transactions

Reinvestment of common dividends	—	—	6,619	—

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	8,672,648	(4,491,194)	1,289,635	(1,305,837)
Beginning of year	74,255,949	78,747,143	12,565,266	13,871,103

End of year	$82,928,597	$74,255,949	$13,854,901	$12,565,266

Undistributed net investment income	$3,169,845	$1,776,506	$147,128	$199,992

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	47

Statements of Changes in Net Assets (continued)

	BlackRock Municipal Income Investment Trust (BBF)		BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

	Year Ended July 31,		Year Ended July 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009	2010	2009

Operations

Net investment income	$6,186,309	$6,772,595	$833,885	$873,210
Net realized loss	(1,576,745)	(5,674,598)	(75,070)	(239,482)
Net change in unrealized appreciation/depreciation	9,562,974	(3,424,220)	1,310,034	(738,822)
Dividends to Preferred Shareholders from net investment income	(143,487)	(928,185)	(28,907)	(132,892)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	14,029,051	(3,254,408)	2,039,942	(237,986)

Dividends to Common Shareholders From

Net investment income	(6,050,943)	(5,882,637)	(783,778)	(644,573)

Capital Share Transactions

Reinvestment of common dividends	44,565	10,803	33,509	6,227

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	8,022,673	(9,126,242)	1,289,673	(876,332)
Beginning of year	85,050,209	94,176,451	11,474,431	12,350,763

End of year	$93,072,882	$85,050,209	$12,764,104	$11,474,431

Undistributed net investment income	$689,752	$698,408	$211,016	$189,816

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2010

Statements of Changes in Net Assets (continued)

	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

	Year Ended July 31,		Year Ended July 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009	2010	2009

Operations

Net investment income	$7,784,301	$7,922,678	$1,243,056	$1,247,875
Net realized gain (loss)	114,395	(863,424)	36,426	12,600
Net change in unrealized appreciation/depreciation	11,576,851	(9,243,381)	1,655,207	(776,965)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(243,304)	(1,141,652)	(38,597)	(183,809)
Net realized gain	—	—	(2,688)	(2,815)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	19,232,243	(3,325,779)	2,893,404	296,886

Dividends and Distributions to Common Shareholders From

Net investment income	(7,062,352)	(7,033,018)	(1,096,393)	(942,306)
Net realized gain	—	—	(32,629)	(6,697)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(7,062,352)	(7,033,018)	(1,129,022)	(949,003)

Capital Share Transactions

Reinvestment of common dividends	390,663	459,252	16,795	—

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	12,560,554	(9,899,545)	1,781,177	(652,117)
Beginning of year	96,696,036	106,595,581	16,796,124	17,448,241

End of year	$109,256,590	$96,696,036	$18,577,301	$16,796,124

Undistributed net investment income	$2,242,557	$1,763,915	$285,950	$177,886

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	49

Statements of Changes in Net Assets (concluded)

	BlackRock New York Municipal Income Trust (BNY)

	Year Ended July 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009

Operations

Net investment income	$13,233,625	$13,527,849
Net realized gain (loss)	162,795	(2,083,976)
Net change in unrealized appreciation/depreciation	19,527,175	(12,836,387)
Dividends to Preferred Shareholders from net investment income	(393,227)	(1,818,574)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	32,530,368	(3,211,088)

Dividends to Common Shareholders From

Net investment income	(12,596,574)	(11,605,688)

Capital Share Transactions

Reinvestment of common dividends	711,029	616,838

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	20,644,823	(14,199,938)
Beginning of year	161,727,065	175,927,003

End of year	$182,371,888	$161,727,065

Undistributed net investment income	$4,064,226	$3,820,768

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2010

Statements of Cash Flows

Year Ended July 31, 2010	BlackRock California Municipal Income Trust (BFZ)	BlackRock Investment Quality Municipal Income Trust (RFA)		BlackRock Municipal Income Investment Trust (BBF)

Cash Provided By/Used For Operating Activities

Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders	$54,445,836		$2,233,680	$14,172,538
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by/used for operating activities:
Increase in interest receivable	(5,563,355)		(14,264)	(62,693)
Decrease of interest receivable acquired in reorganization	6,128,206		—	—
Decrease in income receivable — affiliated	128 [1]		31	33
(Increase) decrease in other assets	(20,486)		(175)	188
Decrease in prepaid expenses	50,664		254	5,077
Decrease in investment sold receivable acquired in reorganization	5,229,784		—	—
Increase in investment advisory fees payable	41,140 [1]		452	10,935
Increase (decrease) in interest expense payable	15,310		(943)	631
Increase in other affiliates payable	2,577		—	28
Increase (decrease) in other accrued expenses payable	(10,611)	[1]	2,199	256
Increase in cash pledged as collateral in connection with financial futures contracts	(27,000)		—	—
Increase in administration fees payable	—		91	—
Increase in Officer’s and Trustees’ fees payable	2,096 [1]		675	494
Decrease in reorganization costs payable	(175,521)	[1]	—	—
Increase in margin valuation payable	13,656		—	—
Net realized and unrealized gain	(31,982,968)		(1,334,129)	(7,974,806)
Amortization of premium and discount on investments	(390,361)		(31,954)	(145,212)
Proceeds from sales of long-term investments	236,359,425		9,255,695	65,030,062
Purchases of long-term investments	(250,986,480)		(9,468,620)	(65,742,692)
Net purchases of short-term securities	(22,547,337)		(253,516)	(3,260,646)

Cash provided by/used for operating activities	(9,415,297)		389,476	2,034,193

Cash Used For/Provided By Financing Activities

Cash receipts from trust certificates	43,746,509		674,799	4,588,637
Cash payments for trust certificates	(13,744,994)		(185,000)	(555,000)
Cash dividends paid to Common Shareholders	(19,940,481)		(917,608)	(6,006,134)
Cash dividends paid to Preferred Shareholders	(495,891)	[1]	(11,809)	(144,206)
Payment of bank overdraft assumed in reorganization	(216,669)		—	—

Cash used for/provided by financing activities	9,348,474		(439,618)	(2,116,703)

Cash

Net decrease in cash	(66,823)		(50,142)	(82,510)
Cash at beginning of year	66,823		50,142	82,510

Cash at end of year	—		—	—

Cash Flow Information

Cash paid during the year for interest	$563,551		$29,991	$185,101

Noncash Activities

Fair value of investments acquired through reorganization	$360,326,722		—	—

Overdraft payable assumed in reorganization	$237,646		—	—

Increase in trust certificates assumed in reorganization	$41,684,328		—	—

Preferred Shares issued in reorganization	$100,325,000		—	—

Capital shares issued in reorganization	$228,998,766		—	—

Capital shares issued in reinvestment of dividends paid to Common Shareholders	$132,023		$6,619	$44,565

[1]	Includes assets and liabilities acquired in reorganization.

A Statement of Cash Flows is presented when a Trust has a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	51

Financial Highlights	BlackRock California Investment Quality Municipal Trust Inc. (RAA)

			Period November 1, 2007 to July 31, 2008
	Year Ended July 31,			Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.35	$12.90	$13.86	$14.51	$14.20	$14.43

Net investment income	0.72 [1]	0.81 [1]	0.60 [1]	0.84	0.87	0.78
Net realized and unrealized gain (loss)	1.46	(0.66)	(0.95)	(0.58)	0.50	(0.03)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.02)	(0.13)	(0.18)	(0.24)	(0.21)	(0.13)
Net realized gain	—	—	—	(0.02)	—	—

Net increase (decrease) from investment operations	2.16	0.02	(0.53)	—	1.16	0.62

Dividends and distributions to Common Shareholders from:
Net investment income	(0.65)	(0.57)	(0.43)	(0.60)	(0.85)	(0.85)
Net realized gain	—	—	—	(0.05)	—	—

Total dividends and distributions to Common Shareholders	(0.65)	(0.57)	(0.43)	(0.65)	(0.85)	(0.85)

Net asset value, end of period	$13.86	$12.35	$12.90	$13.86	$14.51	$14.20

Market price, end of period	$13.59	$11.20	$11.96	$12.57	$15.80	$15.75

Total Investment Return[2]

Based on net asset value	18.24%	1.28%	(3.68)%[3]	0.01%	7.87%	4.32%

Based on market price	27.84%	(0.93)%	(1.53)%[3]	(16.71)%	5.90%	16.76%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	2.29%	1.60%	1.62%[5,6]	1.47%	1.50%	1.39%

Total expenses after fees waived and before fees paid indirectly[4]	2.28%	1.57%	1.59%[5,6]	1.46%	1.50%	1.39%

Total expenses after fees waived and paid indirectly[4]	2.28%	1.57%	1.59%[5,6]	1.39%	1.41%	1.35%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees and reorganization cost[4,7]	1.46%	1.51%	1.56%[5,6]	1.39%	1.41%	1.35%

Net investment income[4]	5.38%	6.82%	6.00%[5,6]	5.90%	6.11%	5.38%

Dividends to Preferred Shareholders	0.18%	1.08%	1.74%[5]	1.68%	1.50%	0.88%

Net investment income to Common Shareholders	5.20%	5.74%	4.26%[5,6]	4.22%	4.61%	4.50%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$13,959	$12,441	$12,994	$13,956	$14,615	$14,299

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$5,925	$5,925	$6,825	$7,500	$7,500	$7,500

Portfolio turnover	51%	68%	14%	38%	49%	20%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$83,901	$77,495	$72,598	$71,534	$73,731	$72,671

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees and reorganization cost, net investment income and net investment income to Common Shareholders would have been 1.73%, 1.70%, 1.70%, 1.67%, 5.90% and 4.16%, respectively.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2010

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

			Period November 1, 2007 to July 31, 2008
	Year Ended July 31,			Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.71	$13.98	$14.97	$15.74	$15.18	$14.77

Net investment income	1.00 [1]	1.03 [1]	0.82 [1]	1.08	1.11	1.12
Net realized and unrealized gain (loss)	1.50	(1.35)	(0.90)	(0.64)	0.62	0.36
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.12)	(0.22)	(0.30)	(0.26)	(0.16)

Net increase (decrease) from investment operations	2.48	(0.44)	(0.30)	0.14	1.47	1.32

Dividends to Common Shareholders from net investment income	(0.91)	(0.83)	(0.69)	(0.91)	(0.91)	(0.91)

Net asset value, end of period	$14.28	$12.71	$13.98	$14.97	$15.74	$15.18

Market price, end of period	$14.21	$12.40	$13.99	$15.82	$17.12	$14.92

Total Investment Return[2]

Based on net asset value	20.15%	(2.36)%	(2.09)%[3]	0.77%	9.93%	9.47%

Based on market price	22.55%	(4.81)%	(7.29)%[3]	(2.09)%	21.65%	16.42%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.36%	1.54%	1.25%[5]	1.21%	1.25%	1.25%

Total expenses after fees waived and before fees paid indirectly[4]	1.27%	1.35%	0.98%[5]	0.91%	0.87%	0.86%

Total expenses after fees waived and paid indirectly[4]	1.27%	1.35%	0.98%[5]	0.91%	0.87%	0.85%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees and reorganization expense[4,6]	1.04%	1.08%	0.91%[5]	0.91%	0.87%	0.85%

Net investment income[4]	6.94%	8.27%	7.39%[5]	7.09%	7.26%	7.35%

Dividends to Preferred Shareholders	0.15%	1.00%	1.95%[5]	1.98%	1.71%	1.04%

Net investment income to Common Shareholders	6.79%	7.27%	5.44%[5]	5.11%	5.55%	6.31%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$454,299	$192,551	$211,671	$225,939	$236,573	$227,472

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$171,325	$71,000	$100,900	$131,950	$131,950	$131,950

Portfolio turnover	47%	58%	26%	26%	17%	28%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$91,293	$92,801	$77,457	$67,816	$69,836	$68,107

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	53

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

			Period January 1, 2008 to July 31, 2008

	Year Ended July 31,			Year Ended December 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$13.35	$14.16	$14.72	$15.16	$14.90	$14.63

Net investment income	0.95 [1]	0.96 [1]	0.58 [1]	0.99	0.98	0.98
Net realized and unrealized gain (loss)	1.31	(1.00)	(0.62)	(0.45)	0.23	0.31
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.15)	(0.16)	(0.31)	(0.29)	(0.20)
Net realized gain	—	—	—	(0.02)	—	(0.01)

Net increase (decrease) from investment operations	2.23	(0.19)	(0.20)	0.21	0.92	1.08

Dividends and distributions to Common Shareholders from:
Net investment income	(0.67)	(0.62)	(0.36)	(0.61)	(0.66)	(0.75)
Net realized gain	—	—	—	(0.04)	—	(0.06)

Total dividends and distributions to Common Shareholders	(0.67)	(0.62)	(0.36)	(0.65)	(0.66)	(0.81)

Net asset value, end of period	$14.91	$13.35	$14.16	$14.72	$15.16	$14.90

Market price, end of period	$14.30	$12.31	$12.50	$12.93	$13.85	$13.35

Total Investment Return[2]

Based on net asset value	17.35%	(0.48)%	(1.12)%[3]	1.86%	6.73%	7.71%

Based on market price	22.05%	3.95%	(0.63)%[3]	(2.06)%	8.83%	(6.76)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.14%	1.29%	1.22%[5]	1.16%	1.20%	1.26%

Total expenses after fees waived and before fees paid indirectly[4]	1.13%	1.26%	1.22%[5]	1.16%	1.20%	1.26%

Total expenses after fees waived and paid indirectly[4]	1.13%	1.26%	1.22%[5]	1.16%	1.18%	1.24%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.09%	1.13%	1.17%[5]	1.16%	1.18%	1.24%

Net investment income[4]	6.72%	7.39%	6.74%[5]	6.63%	6.54%	6.57%

Dividends to Preferred Shareholders	0.22%	1.13%	1.92%[5]	2.07%	1.96%	1.32%

Net investment income to Common Shareholders	6.50%	6.26%	4.82%[5]	4.56%	4.58%	5.25%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$82,929	$74,256	$78,747	$81,896	$84,300	$82,875

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$42,900	$42,900	$42,900	$48,900	$48,900	$48,900

Portfolio turnover	6%	9%	6%	17%	—	—

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$73,329	$68,275	$70,900	$66,872	$68,114	$67,379

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2010

Financial Highlights	BlackRock Investment Quality Municipal Income Trust (RFA)

			Period November 1, 2007 to July 31, 2008

	Year Ended July 31,			Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$11.15	$12.31	$13.43	$14.24	$14.39	$15.02

Net investment income	0.80 [1]	0.84 [1]	0.62 [1]	0.83	0.82	0.84
Net realized and unrealized gain (loss)	1.19	(1.32)	(1.14)	(0.69)	0.40	(0.35)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.02)	(0.12)	(0.20)	(0.26)	(0.21)	(0.15)
Net realized gain	—	—	—	(0.04)	(0.05)	(0.01)

Net increase (decrease) from investment operations	1.97	(0.60)	(0.72)	(0.16)	0.96	0.33

Dividends and distributions to Common Shareholders from:
Net investment income	(0.83)	(0.56)	(0.40)	(0.60)	(0.85)	(0.85)
Net realized gain	—	—	—	(0.05)	(0.26)	(0.11)

Total dividends and distributions to Common Shareholders	(0.83)	(0.56)	(0.40)	(0.65)	(1.11)	(0.96)

Net asset value, end of period	$12.29	$11.15	$12.31	$13.43	$14.24	$14.39

Market price, end of period	$12.60	$10.08	$10.93	$11.86	$16.00	$14.85

Total Investment Return[2]

Based on net asset value	18.09%	(3.68)%	(5.03)%[3]	(1.02)%	6.46%	2.19%

Based on market price	33.92%	(1.93)%	(4.51)%[3]	(22.21)%	15.91%	10.76%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.69%	1.72%	1.60%[5,6]	1.44%	1.43%	1.32%

Total expenses after fees waived and before fees paid indirectly[4]	1.69%	1.68%	1.58%[5,6]	1.43%	1.43%	1.32%

Total expenses after fees waived and paid indirectly[4]	1.69%	1.68%	1.58%[5,6]	1.39%	1.37%	1.29%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,7]	1.47%	1.56%	1.53%[5,6]	1.39%	1.37%	1.29%

Net investment income[4]	6.66%	7.79%	6.42%[5,6]	6.03%	5.80%	5.69%

Dividends to Preferred Shareholders	0.13%	1.10%	2.03%[5]	1.88%	1.49%	1.05%

Net investment income to Common Shareholders	6.53%	6.69%	4.39%[5,6]	4.15%	4.31%	4.64%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$13,855	$12,565	$13,871	$15,134	$16,054	$16,214

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$4,575	$4,575	$7,125	$8,500	$8,500	$8,500

Portfolio turnover	44%	88%	29%	40%	57%	15%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$100,711	$93,664	$73,687	$69,526	$72,229	$72,696

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.71%, 1.68%, 1.68%, 1.63%, 6.31% and 4.28%, respectively.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	55

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

Period November 1, 2007 to July 31, 2008

Year Ended July 31,	Year Ended October 31,

2010	2009	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.7	1	$14.08	$15.05	$15.68	$15.48	$15.27

Net investment income	0.92	[1]	1.01	[1]	0.80	[1]	1.07	1.11	1.11
Net realized and unrealized gain (loss)	1.20	(1.36)	(0.89)	(0.49)	0.26	0.17
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.14)	(0.22)	(0.31)	(0.27)	(0.17)

Net increase (decrease) from investment operations	2.10	(0.49)	(0.31)	0.27	1.10	1.11

Dividends to Common Shareholders from net investment income	(0.90)	(0.88)	(0.66)	(0.90)	(0.90)	(0.90)

Net asset value, end of period	$13.91	$12.71	$14.08	$15.05	$15.68	$15.48

Market price, end of period	$13.90	$12.49	$13.68	$15.10	$16.30	$15.25

Total Investment Return[2]

Based on net asset value	17.04%	(2.57)%	(2.04)%[3]	1.78%	7.34%	7.63%

Based on market price	19.01%	(1.46)%	(5.14)%[3]	(1.76)%	13.26%	12.44%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.46%	1.47%	1.31%[5]	1.28%	1.30%	1.30%

Total expenses after fees waived and before fees paid indirectly[4]	1.37%	1.27%	1.06%[5]	0.97%	0.93%	0.91%

Total expenses after fees waived and paid indirectly[4]	1.37%	1.27%	1.06%[5]	0.96%	0.92%	0.90%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.17%	1.16%	1.02%[5]	0.96%	0.92%	0.90%

Net investment income[4]	6.84%	8.13%	7.26%[5]	7.02%	7.12%	7.16%

Dividends to Preferred Shareholders	0.16%	1.11%	1.96%[5]	2.04%	1.75%	1.11%

Net investment income to Common Shareholders	6.68%	7.02%	5.30%[5]	4.98%	5.37%	6.05%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$93,073	$85,050	$94,176	$100,564	$104,451	$102,944

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$34,250	$34,250	$49,550	$57,550	$57,550	$57,550

Portfolio turnover	46%	66%	13%	25%	20%	10%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$92,938	$87,082	$72,521	$68,688	$70,391	$69,729

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

56	ANNUAL REPORT	JULY 31, 2010

Financial Highlights	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

			Period November 1, 2007 to July 31, 2008

	Year Ended July 31,			Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$11.33	$12.20	$13.57	$14.47	$14.48	$14.79

Net investment income	0.82 [1]	0.86 [1]	0.66 [1]	0.91	0.85	0.87
Net realized and unrealized gain (loss)	1.22	(0.96)	(1.26)	(0.70)	0.34	(0.21)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.13)	(0.16)	(0.23)	(0.20)	(0.15)
Net realized gain	—	—	—	(0.02)	(0.03)	—

Net increase (decrease) from investment operations	2.01	(0.23)	(0.76)	(0.04)	0.96	0.51

Dividends and distributions to Common Shareholders from:
Net investment income	(0.77)	(0.64)	(0.61)	(0.82)	(0.84)	(0.82)
Net realized gain	—	—	—	(0.04)	(0.13)	—

Total dividends and distributions to Common Shareholders	(0.77)	(0.64)	(0.61)	(0.86)	(0.97)	(0.82)

Net asset value, end of period	$12.57	$11.33	$12.20	$13.57	$14.47	$14.48

Market price, end of period	$12.96	$11.68	$11.96	$14.96	$15.95	$14.70

Total Investment Return[2]

Based on net asset value	18.01%	(1.09)%	(6.10)%[3]	(1.03)%	6.14%	3.43%

Based on market price	18.02%	4.01%	(16.50)%[3]	(1.02)%	15.25%	3.53%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.59%	1.70%	1.88%[5,6]	1.48%	1.51%	1.37%

Total expenses after fees waived and before fees paid indirectly[4]	1.57%	1.67%	1.86%[5,6]	1.47%	1.51%	1.37%

Total expenses after fees waived and paid indirectly[4]	1.57%	1.67%	1.86%[5,6]	1.40%	1.41%	1.34%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,7]	1.56%	1.64%	1.84%[5,6]	1.40%	1.41%	1.34%

Net investment income[4]	6.75%	7.91%	6.97%[5,6]	6.49%	5.91%	5.89%

Dividends to Preferred Shareholders	0.23%	1.20%	1.89%[5]	1.67%	1.41%	1.00%

Net investment income to Common Shareholders	6.52%	6.71%	5.08%[5,6]	4.82%	4.50%	4.89%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$12,764	$11,474	$12,351	$13,694	$14,576	$14,581

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$6,900	$6,900	$7,075	$7,500	$7,500	$7,500

Portfolio turnover	23%	32%	18%	31%	27%	19%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$71,248	$66,576	$68,647	$70,649	$73,603	$73,612

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 2.00%, 1.98%, 1.98%, 1.96%, 6.85% and 4.96%, respectively.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	57

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

			Period November 1, 2007 to July 31, 2008

	Year Ended July 31,			Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.78	$14.15	$15.49	$16.35	$15.87	$15.38

Net investment income	1.02 [1]	1.05 [1]	0.89 [1]	1.14	1.17	1.17
Net realized and unrealized gain (loss)	1.54	(1.38)	(1.24)	(0.74)	0.52	0.42
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.11)	(0.24)	(0.30)	(0.26)	(0.18)

Net increase (decrease) from investment operations	2.53	(0.44)	(0.59)	0.10	1.43	1.41

Dividends to Common Shareholders from net investment income	(0.93)	(0.93)	(0.75)	(0.96)	(0.95)	(0.92)

Net asset value, end of period	$14.38	$12.78	$14.15	$15.49	$16.35	$15.87

Market price, end of period	$14.82	$14.00	$15.09	$16.90	$18.40	$15.91

Total Investment Return[2]

Based on net asset value	20.22%	(2.62)%	(4.12)%[3]	0.17%	9.18%	9.60%

Based on market price	13.11%	0.04%	(6.28)%[3]	(2.89)%	22.56%	16.95%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.23%	1.38%	1.28%[5]	1.24%	1.27%	1.28%

Total expenses after fees waived and before fees paid indirectly[4]	1.13%	1.17%	1.03%[5]	0.94%	0.91%	0.90%

Total expenses after fees waived and paid indirectly[4]	1.13%	1.17%	1.03%[5]	0.93%	0.89%	0.89%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.12%	1.14%	1.02%[5]	0.93%	0.89%	0.89%

Net investment income[4]	7.42%	8.49%	7.92%[5]	7.18%	7.31%	7.37%

Dividends to Preferred Shareholders	0.23%	1.22%	1.94%[5]	1.86%	1.63%	1.12%

Net investment income to Common Shareholders	7.19%	7.27%	5.98%[5]	5.32%	5.68%	6.25%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$109,257	$96,696	$106,596	$116,152	$121,987	$117,739

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$59,100	$59,100	$60,475	$63,800	$63,800	$63,800

Portfolio turnover	11%	29%	12%	23%	2%	6%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$71,218	$65,905	$69,083	$70,528	$72,812	$71,142

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

58	ANNUAL REPORT	JULY 31, 2010

Financial Highlights	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

			Period November 1, 2007 to July 31, 2008
	Year Ended July 31,			Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.81	$13.30	$14.40	$15.18	$15.03	$15.35

Net investment income	0.95 [1]	0.95 [1]	0.67 [1]	0.95	0.97	0.96
Net realized and unrealized gain (loss)	1.28	(0.61)	(0.89)	(0.61)	0.37	(0.26)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.10)	(0.15)	(0.25)	(0.21)	(0.14)
Net realized gain	(0.00)[2]	(0.00)[2]	(0.04)	(0.01)	(0.02)	—

Net increase (decrease) from investment operations	2.20	0.24	(0.41)	0.08	1.11	0.56

Dividends and distributions to Common Shareholders from:
Net investment income	(0.84)	(0.72)	(0.60)	(0.85)	(0.88)	(0.88)
Net realized gain	(0.02)	(0.01)	(0.09)	(0.01)	(0.08)	—

Total dividends and distributions to Common Shareholders	(0.86)	(0.73)	(0.69)	(0.86)	(0.96)	(0.88)

Net asset value, end of period	$14.15	$12.81	$13.30	$14.40	$15.18	$15.03

Market price, end of period	$14.70	$12.61	$12.83	$15.39	$16.65	$14.75

Total Investment Return[3]

Based on net asset value	17.60%	2.71%	(2.98)%[4]	0.10%	7.32%	3.97%

Based on market price	24.11%	4.81%	(12.43)%[4]	(2.46)%	19.95%	8.01%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.31%	1.42%	1.48%[6,7]	1.29%	1.33%	1.24%

Total expenses after fees waived and before fees paid indirectly[5]	1.30%	1.41%	1.47%[6,7]	1.29%	1.33%	1.24%

Total expenses after fees waived and paid indirectly[5]	1.30%	1.41%	1.47%[6,7]	1.24%	1.25%	1.20%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,8]	1.30%	1.41%	1.47%[6,7]	1.24%	1.25%	1.20%

Net investment income[5]	6.92%	7.72%	6.53%[6,7]	6.42%	6.48%	6.30%

Dividends to Preferred Shareholders	0.21%	1.14%	1.47%[6]	1.72%	1.42%	0.91%

Net investment income to Common Shareholders	6.71%	6.58%	5.06%[6,7]	4.70%	5.06%	5.39%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$18,577	$16,796	$17,448	$18,848	$19,839	$19,643

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$9,725	$9,725	$9,800	$9,800	$9,800	$9,800

Portfolio turnover	35%	24%	8%	37%	24%	10%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$72,758	$68,180	$69,521	$73,090	$75,614	$75,111

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.56%, 1.55%, 1.55%, 1.55%, 6.46% and 4.99%, respectively.

[8]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	59

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

			Period November 1, 2007 to July 31, 2008
	Year Ended July 31,			Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.71	$13.88	$15.11	$15.88	$15.44	$15.28

Net investment income	1.04 [1]	1.06 [1]	0.86 [1]	1.11	1.13	1.14
Net realized and unrealized gain (loss)	1.54	(1.22)	(1.17)	(0.70)	0.47	0.09
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.10)	(0.21)	(0.28)	(0.26)	(0.17)

Net increase (decrease) from investment operations	2.55	(0.26)	(0.52)	0.13	1.34	1.06

Dividends to Common Shareholders from net investment income	(0.99)	(0.91)	(0.71)	(0.90)	(0.90)	(0.90)

Net asset value, end of period	$14.27	$12.71	$13.88	$15.11	$15.88	$15.44

Market price, end of period	$15.11	$13.95	$15.26	$15.55	$17.35	$15.19

Total Investment Return[2]

Based on net asset value	20.35%	(1.28)%	(3.71)%[3]	0.64%	8.91%	7.38%

Based on market price	16.11%	(1.44)%	2.87%[3]	(5.20)%	20.95%	15.38%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.25%	1.43%	1.25%[5]	1.22%	1.25%	1.26%

Total expenses after fees waived and before fees paid indirectly[4]	1.16%	1.25%	1.00%[5]	0.92%	0.88%	0.87%

Total expenses after fees waived and paid indirectly[4]	1.16%	1.25%	1.00%[5]	0.92%	0.87%	0.86%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.11%	1.13%	0.97%[5]	0.92%	0.87%	0.86%

Net investment income[4]	7.50%	8.67%	7.79%[5]	7.23%	7.30%	7.35%

Dividends to Preferred Shareholders	0.22%	1.17%	1.91%[5]	1.84%	1.69%	1.08%

Net investment income to Common Shareholders	7.28%	7.50%	5.88%[5]	5.39%	5.61%	6.27%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$182,372	$161,727	$175,927	$190,962	$199,717	$193,457

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$94,500	$94,500	$95,850	$109,750	$109,750	$109,750

Portfolio turnover	16%	18%	5%	23%	27%	24%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$73,248	$67,787	$70,892	$68,509	$70,502	$69,073

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

60	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock California Investment Quality Municipal Trust Inc. (“RAA”), BlackRock New Jersey Investment Quality Municipal Trust Inc. (“RNJ”) and BlackRock New York Investment Quality Municipal Trust Inc. (“RNY”) are organized as Maryland corporations. BlackRock Investment Quality Municipal Income Trust (“RFA”) is organized as a Massachusetts business trust. RAA, RNJ, RNY and RFA are herein referred to as the “Investment Quality Trusts.” BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Municipal Income Trust (“BNY”) (collectively, the “Income Trusts”) and BlackRock Florida Municipal 2020 Term Trust (“BFO”) are organized as Delaware statutory trusts. The Investment Quality Trusts, Income Trusts and BFO are referred to herein collectively as the “Trusts.” The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors and the Boards of Trustees of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board.” The Trusts determine, and make available for publication, the net asset value of their Common Shares on a daily basis.

In May 2010, the Board approved the liquidation and dissolution of RAA, which was also approved by shareholders on September 2, 2010. The liquidation of RAA is anticipated to occur on or about September 30, 2010.

Reorganization: The Board and shareholders of BFZ and the Board and shareholders of each of BlackRock California Insured Municipal Income Trust (“BCK”), BlackRock California Municipal Bond Trust (“BZA”) and BlackRock California Municipal Income Trust II (“BCL”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of BCK, BZA and BCL into BFZ, pursuant to which BFZ acquired substantially all of the assets and assumed substantially all of the liabilities of BCK, BZA and BCL in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of BFZ.

Each Common Shareholder of a Target Fund received Common Shares of BFZ in an amount equal to the aggregate net asset value of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on January 29, 2010, less the costs of the Target Fund’s reorganization (although cash was distributed for any fractional Common Shares).

Each Preferred Shareholder of a Target Fund received Preferred Shares of BFZ in an amount equal to the aggregate liquidation preference of the Target Fund Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of BFZ in the following amounts and at the following conversion ratios:

Common Shares

	Shares Prior to Reorganization	Conversion Ratio	Shares of BFZ

BCK	5,278,087	0.97545266	5,148,524
BZA	3,409,668	1.04504339	3,563,251
BCL	7,999,789	0.99301332	7,943,897

Preferred Shares

	Series F-7	Series R-7	Series T-7

BCK	1,253	—	—
BZA	898	—	—
BCL	—	931	931

Each Target Fund’s net assets and composition of net assets on January 29, 2010, the date of the merger, were as follows:

	Net Assets Applicable to Common Shareholders	Preferred Shares at Liquidation Preference	Paid in Capital

BCK	$70,787,151	$31,325,000	$74,722,726
BZA	$48,990,979	$22,450,000	$48,275,547
BCL	$109,220,636	$46,550,000	$113,337,925

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation/ Depreciation

BCK	$13,660	$(2,517,189)	$(1,432,046)
BZA	$8,847	$(560,343)	$1,266,928
BCL	$67,073	$(7,251,617)	$3,067,255

For financial reporting purposes, assets received and shares issued by BFZ were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of BFZ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of BFZ immediately after the acquisition amounted to $437,406,830. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments

BCK	$108,191,823	$109,623,869
BZA	$76,672,439	$75,405,511
BCL	$175,462,460	$172,395,205

The purpose of these transactions was to combine four funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on February 1, 2010.

ANNUAL REPORT	JULY 31, 2010	61

Notes to Financial Statements (continued)

In connection with the reorganizations, BFZ’s investment advisory fee was reduced by 2 basis points, from 0.60% of BFZ’s average weekly net assets to 0.58% of BFZ’s average weekly net assets as defined in Note 3. In addition to this reduction, BFZ’s contractual investment advisory fee waiver, as a percentage of average weekly net assets, was extended for an additional two years as follows: (i) 0.05% through December 31, 2010, (ii) 0.03% through December 31, 2011 and (iii) 0.01% through December 31, 2012.

Assuming the acquisition had been completed on August 1, 2009, the beginning of the annual reporting period of BFZ, the pro forma results of operations for the year ended July 31, 2010, are as follows:

•	Net investment income: $30,885,392

•	Net realized and change in unrealized gain on investments: $41,142,437

•	Dividends to Preferred Shareholders from net investment income: $(711,091)

•	Net increase in net assets applicable to Common Shareholders resulting from operations: $71,316,738

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BFZ that have been included in BFZ’s Statement of Operations since January 29, 2010.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trusts leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying municipal bonds are recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2010, the aggregate value of the underlying municipal bonds transferred to TOBs, the

62	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements (continued)

related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

RAA	$2,201,108	$1,232,884	0.27% – 0.28%
BFZ	$244,032,757	$128,064,620	0.27% – 0.33%
BFO	$8,650,078	$4,371,570	0.33% – 0.43%
RFA	$7,528,449	$4,013,909	0.28% – 0.43%
BBF	$49,283,101	$26,262,401	0.28% – 0.29%
RNJ	$247,448	$159,917	0.34%
BNJ	$4,190,251	$2,359,296	0.28% – 0.34%
RNY	$1,149,567	$569,974	0.27% – 0.28%
BNY	$26,577,853	$13,409,681	0.27% – 0.34%

For the year ended July 31, 2010, the Trusts’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

RAA	$1,232,884	0.75%
BFZ	$78,072,366	0.74%
BFO	$4,494,126	0.74%
RFA	$3,628,670	0.80%
BBF	$23,307,669	0.80%
RNJ	$159,917	0.82%
BNJ	$1,384,021	0.82%
RNY	$140,029	0.79%
BNY	$11,755,715	0.74%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts’ net asset values per share.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on Investment Quality Trusts’ and Income Trusts’ US federal tax returns remains open for each of the two years ended July 31, 2010 and 2009, and the period ended July 31, 2008 and the year ended October 31, 2007. The statutes of limitations on BFO’s US federal tax returns remain open for the two years ended July 31, 2010 and 2009, the period ended July 31, 2008 and the year ended December 31, 2007. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Trusts have an arrangement with the custodian whereby fees may be reduced

ANNUAL REPORT	JULY 31, 2010	63

Notes to Financial Statements (continued)

by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

The proposed reorganization of RAA failed to receive sufficient Common Shareholder votes to approve the reorganization. The expenses involving the proposed reorganization were charged to RAA and are shown in the Statements of Operations as reorganization costs.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults by the exchange on which they trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trusts as unrealized gains or losses. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Instruments as of July 31, 2010

	Liabilities Derivatives

		RAA	BFZ	RNY	BNY

	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation*	$2,143	$40,714	$5,134	$47,488

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended July 31, 2010

	Net Realized Gain (Loss) from

	RAA	BFZ	RFA	BBF	RNJ	BNJ	RNY	BNY

Interest rate contracts:
Financial futures contracts	$(1,120)	$(43,727)	$1,632	$11,423	$1,632	$12,059	$2,773	$2,764

	Net Change in Unrealized Appreciation/Depreciation on

	RAA	BFZ	RNY	BNY

Interest rate contracts:
Financial futures contracts	$(2,143)	$(40,714)	$(5,134)	$(47,488)

For the year ended July 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	RAA	BFZ	RFA	BBF	RNJ	BNJ	RNY	BNY

Financial futures contracts:
Average number of contracts purchased	—	—	1	2	1	2	—	—
Average number of contracts sold	1	5	1	2	1	2	1	9
Average notional value of contracts purchased	—	—	$28,751	$201,254	$28,751	$201,254	—	—
Average notional value of contracts sold	$30,418	$577,931	$30,460	$213,223	$30,460	$243,683	$122,529	$1,133,394

64	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but BAC and Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates of each Trust’s average weekly net assets as follows:

RAA	0.35%
BFZ	0.58%
BFO	0.50%
RFA	0.35%
BBF	0.60%
RNJ	0.35%
BNJ	0.60%
RNY	0.35%
BNY	0.60%

Average weekly net assets is the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager contractually agreed to waive a portion of the investment advisory fee on the Income Trusts at an annual rate of 0.05% of average daily net assets through July 31, 2010. For the year ended July 31, 2010, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

BFZ	$262,653
BBF	$73,691
BNJ	$82,376
BNY	$140,849

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the year ended July 31, 2010, the amounts waived were as follows:

RAA	$1,367
BFZ	$21,639
BFO	$4,367
RFA	$327
BBF	$3,279
RNJ	$2,725
BNJ	$17,094
RNY	$839
BNY	$7,525

Each Investment Quality Trust has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed weekly and payable monthly based on an annual rate of 0.10% of each respective Trust’s average weekly net assets for the Investment Quality Trusts.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

For the year ended July 31, 2010, certain Trusts reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BFZ	$10,106
BFO	$2,429
BBF	$2,862
BNJ	$3,177
BNY	$5,479

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended July 31, 2010, were as follows:

	Purchases	Sales

RAA	$11,347,922	$10,189,098
BFZ	$273,731,091	$237,104,762
BFO	$7,984,773	$12,300,489
RFA	$10,205,844	$9,453,154
BBF	$70,725,850	$65,249,542
RNJ	$4,749,314	$4,227,696
BNJ	$24,499,533	$17,831,041
RNY	$10,133,561	$9,657,408
BNY	$47,814,686	$43,676,874

ANNUAL REPORT	JULY 31, 2010	65

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2010 attributable to amortization methods on fixed income securities, non-deductible expenses and tax classification of distributions received from a regulated investment company were reclassified to the following accounts:

	RAA	BFZ	BFO	RFA	BBF	BNJ	RNY	BNY

Paid-in capital	$(101,300)	$(181,321)	—	—	—	—	—	—
Undistributed net investment income	$101,300	$203,158	$618	$56	$(535)	$(3)	$(2)	$(366)
Accumulated net realized loss	—	$(21,837)	$(618)	$(56)	$535	$3	$2	$366

The tax character of distributions paid during the fiscal years ended July 31, 2010 and July 31, 2009 was as follows:

	RAA	BFZ	BFO	RFA	BBF	RNJ	BNJ	RNY	BNY

Tax-exempt income
7/31/2010	$673,634	$21,828,779	$3,915,452	$950,664	$6,194,430	$812,685	$7,305,656	$1,134,990	$12,989,801
7/31/2009	701,717	14,514,352	4,272,509	763,851	6,810,822	777,465	8,174,670	1,125,603	13,424,262
Ordinary income
7/31/2010	5,092	—	—	—	—	—	—	35,317	—
7/31/2009	—	—	—	—	—	—	—	516	—
Long-term capital gains 7/31/2009	—	—	—	—	—	—	—	9,508	—

Total distributions
7/31/2010	$678,726	$21,828,779	$3,915,452	$950,664	$6,194,430	$812,685	$7,305,656	$1,170,307	$12,989,801

7/31/2009	$701,717	$14,514,352	$4,272,509	$763,851	$6,810,822	$777,465	$8,174,670	$1,135,627	$13,424,262

As of July 31, 2010, the tax components of accumulated net earnings (losses) were as follows:

	RAA	BFZ	BFO	RFA	BBF	RNJ	BNJ	RNY	BNY

Undistributed tax-exempt income	$252,682	$3,906,343	$3,196,834	$151,390	$603,898	$203,293	$1,726,849	$292,915	$3,608,454
Undistributed ordinary income	2,605	32,759	394	1,138	910	464	21,115	393	1,715
Capital loss carryforwards	(667,827)	(24,285,610)	(521,006)	(2,092,575)	(8,669,454)	(569,206)	(2,002,603)	—	(4,736,865)
Net unrealized gains/losses*	1,069,446	23,229,277	1,361,075	776,050	6,173,688	(72,043)	1,560,227	535,667	2,065,108

Total	$656,906	$2,882,769	$4,037,297	$(1,163,997)	$(1,890,958)	$(437,492)	$1,305,588	$828,975	$938,412

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, tax treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

As of July 31, 2010, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	RAA	BFZ	BFO	RFA	BBF	RNJ	BNJ	BNY

2011	—	$3,224,992	—	—	—	—	—	—
2012	—	2,050,253	—	—	$518,297	—	$3,833	$151,220
2014	—	1,681,553	—	—	—	—	—	—
2015	—	465,742	—	$137,267	426,674	—	592,744	—
2016	$71,669	186,028	—	389,530	866,417	$223,484	15,502	505,354
2017	—	3,782,460	$521,006	299,461	—	—	—	2,599,716
2018	596,158	12,894,582	—	1,266,317	6,858,066	345,722	1,390,524	1,480,575

Total	$667,827	$24,285,610	$521,006	$2,092,575	$8,669,454	$569,206	$2,002,603	$4,736,865

6. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk

66	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements (continued)

that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

RAA, BFZ and BFO invest a significant portion of their assets in securities in the County/City/Special District/School District and Utilities sectors. BBF invests a significant portion of its assets in securities in the Health and Utilities sectors. BNJ invests a significant portion of its assets in securities in the County/City/Special District/School District sector. Changes in economic conditions affecting the Utilities, County/City/Special District/School District, Transportation, Health, State and Housing sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Investment Quality Trust is authorized to issue 200 million shares, including Preferred Shares, par value $0.01 per share, all of which were initially classified as Common Shares. There are an unlimited number of $0.001 par value Common Shares authorized for the Income Trusts and BFO. Each Trust’s Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders. At July 31, 2010, Common Shares of BFO owned by affiliates of the Manager was 8,028 shares.

Common Shares

During the years ended July 31, 2010 and 2009, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2010	Year Ended July 31, 2009

BFZ	10,114	8,447
RFA	551	—
BBF	3,240	887
RNJ	2,699	562
BNJ	28,026	36,407
RNY	1,225	—
BNY	50,502	48,952

Shares issued and outstanding remained constant for the year ended July 31, 2010 and the year ended July 31, 2009 for RAA and BFO.

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles of Amendment/Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of July 31, 2010:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

RAA	W7	237	0.43%	7
BFZ	F7	2,151	0.44%	7
	R7	2,351	0.41%	7
	T7	2,351	0.43%	7
BFO	F7	1,716	0.44%	7
RFA	R7	183	0.41%	7
BBF	T7	1,370	0.43%	7
RNJ	T7	276	0.43%	7
BNJ	R7	2,364	0.41%	7
RNY	F7	389	0.44%	7
BNY	F7	1,890	0.44%	7
	W7	1,890	0.43%	7

Dividends on seven-day Preferred Shares are cumulative at a rate, which is reset every seven days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates

ANNUAL REPORT	JULY 31, 2010	67

Notes to Financial Statements (concluded)

on the Preferred Shares for each Trust for the year ended July 31, 2010 were as follows:

	Series	Low	High	Average

RAA	W7	0.26%	0.58%	0.42%
BFZ	F7	0.27%	0.49%	0.40%
	R7	0.24%	0.58%	0.41%
	T7	0.26%	0.58%	0.42%
BFO	F7	0.24%	0.58%	0.42%
RFA	R7	0.24%	0.58%	0.40%
BBF	T7	0.26%	0.58%	0.42%
RNJ	T7	0.26%	0.58%	0.42%
BNJ	R7	0.24%	0.58%	0.41%
RNY	F7	0.24%	0.58%	0.41%
BNY	F7	0.24%	0.58%	0.41%
	W7	0.26%	0.58%	0.42%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.24% to 0.58% for the year ended July 31, 2010. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s auction rate preferred shares than buyers. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Trusts pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions and 0.15% on the aggregate principal amount of all shares that fail to clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the year ended July 31, 2009, certain Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

RAA	W7	7/09/09	36	$900,000
BFZ	R7	7/10/09	598	$14,950,000
	T7	7/08/09	598	$14,950,000
RFA	R7	7/10/09	102	$2,550,000
BBF	T7	7/08/09	612	$15,300,000
RNJ	T7	7/08/09	7	$175,000
BNJ	R7	7/10/09	55	$1,375,000
RNY	F7	7/13/09	3	$75,000
BNY	F7	7/13/09	27	$675,000
	W7	7/09/09	27	$675,000

The Trusts financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding remained constant for the year ended July 31, 2010 for all Trusts, except BFZ.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on September 1, 2010 to Common Shareholders of record on August 16, 2010 as follows:

Common Dividend Per Share

RAA	$0.058000
BFZ	$0.075700
BFO	$0.056000
RFA	$0.070000
BBF	$0.075375
RNJ	$0.065500
BNJ	$0.077600
RNY	$0.073000
BNY	$0.082500

RAA paid a tax-exempt income distribution on September 29, 2010 to Common Shareholders of record on September 15, 2010 in the amount of $0.220000 per share.

As described in Note 1, the Board approved a proposal to liquidate and dissolve RAA, which was approved by shareholders on September 2, 2010. Trading of RAA on the NYSE Amex was suspended at the opening of trading on September 13, 2010. RAA’s investments were liquidated on September 24, 2010. On or about September 30, 2010, the Preferred Shareholders are expected to have their Auction Market Preferred Shares redeemed at their liquidation value plus any accrued but unpaid dividends and Common Shareholders are expected to receive substantially all of the remaining assets of the Trust in a cash distribution.

The dividends declared on Preferred Shares for the period August 1, 2010 to August 31, 2010 were as follows:

	Series	Dividends Declared

RAA	W7	$2,055
BFZ	F7	$18,157
	R7	$20,057
	T7	$20,435
BFO	F7	$14,478
RFA	R7	$1,561
BBF	T7	$11,909
RNJ	T7	$2,399
BNJ	R7	$20,168
RNY	F7	$3,517
BNY	F7	$15,946
	W7	$16,388

68	ANNUAL REPORT	JULY 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock California Investment Quality Municipal Trust Inc.
BlackRock New Jersey Investment Quality Municipal Trust Inc. and
BlackRock New York Investment Quality Municipal Trust Inc.
and to the Shareholders and Board of Trustees of
BlackRock California Municipal Income Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Investment Quality Municipal Income Trust
BlackRock Municipal Income Investment Trust
BlackRock New Jersey Municipal Income Trust and
BlackRock New York Municipal Income Trust (collectively the “Trusts”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Investment Quality Municipal Trust Inc., BlackRock Florida Municipal 2020 Term Trust, BlackRock New Jersey Investment Quality Municipal Trust Inc., BlackRock New Jersey Municipal Income Trust, BlackRock New York Investment Quality Municipal Trust Inc., and BlackRock New York Municipal Income Trust as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Income Trust, BlackRock Investment Quality Municipal Income Trust and BlackRock Municipal Income Investment Trust as of July 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Investment Quality Municipal Trust Inc., BlackRock Florida Municipal 2020 Term Trust, BlackRock New Jersey Investment Quality Municipal Trust Inc., BlackRock New Jersey Municipal Income Trust, BlackRock New York Investment Quality Municipal Trust Inc., and BlackRock New York Municipal Income Trust as of July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Income Trust, BlackRock Investment Quality Municipal Income Trust, and BlackRock Municipal Income Investment Trust as of July 31, 2010, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As described in Notes 1 and 8 to the Financial Statements, the liquidation of BlackRock California Investment Quality Municipal Trust Inc. is expected to occur on or about September 30, 2010.

Deloitte & Touche LLP
Princeton, New Jersey
September 28, 2010

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by RAA and RNY during the taxable year ended July 31, 2010:

RAA	Payable Date	Ordinary Income

Common Shareholders	12/31/09	$0.004623
Preferred Shareholders:
Series W-7	11/27/09	$1.84

RNY

Common Shareholders	12/31/09	$0.024871
Preferred Shareholders:
Series F-7	11/09/09	$3.64
Series F-7	11/16/09	$3.10
Series F-7	11/23/09	$0.17

All other net investment income distributions paid by RAA and RNY during the taxable year ended July 31, 2010 qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by BFZ, BFO, RFA, BBF, RNJ, BNJ and BNY during the taxable year ended July 31, 2010 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	JULY 31, 2010	69

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be (each, a “Board,” and, collectively, the “Boards,” and the members of which are referred to as “Board Members”) of each of BlackRock California Investment Quality Municipal Trust, Inc. (“RAA”), BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Investment Quality Municipal Income Trust (“RFA”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Investment Quality Municipal Trust, Inc. (“RNJ”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Investment Quality Municipal Trust, Inc. (“RNY”) and BlackRock New York Municipal Income Trust (“BNY” and, together with RAA, BFZ, BFO, RFA, BBF, RNJ, BNJ and RNY, each a “Fund,” and, collectively, the “Funds”) met on April 8, 2010 and May 13 – 14, 2010 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Fund consists of ten individuals, eight of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Boards is an Independent Board Member. The Boards have established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards also have two ad hoc committees, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock managed funds, who are not “interested persons” of their respective funds, and the Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements. From time to time throughout the year, each Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the respective Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory, and administration for RAA, RFA, RNJ and RNY, and other amounts paid to BlackRock and its affiliates by each Fund for services such as call center and fund accounting; (c) each Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock, as applicable (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 13 – 14, 2010 Board meeting.

70	ANNUAL REPORT	JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 13 – 14, 2010, each Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each respective Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Boards compared each Fund’s performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in each Fund’s applicable Lipper category and in the case of RAA, BFZ, RFA, BBF, RNY and BNY, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of each Fund throughout the year.

The Boards of BFZ, BNJ, RNY and BNY noted that, in general, BFZ, BNJ, RNY and BNY performed better than their respective Peers in that the performance of each of BFZ, RNY and BNY was at or above the median of their Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported and that the performance of BNJ was at or above the median of its Lipper Performance Composite in each of the one-, three- and five-year periods reported.

The Board of BFO noted that BFO performed below the median of its Lipper Performance Composite in each of the one-, three- and five-year periods reported. The Board of BFO and BlackRock reviewed the reasons for BFO’s underperformance during these periods compared with its Peers. The Board of BFO was informed that, among other things, BFO has a targeted maturity, and as such is managed to achieve the specific maturity goal.

The Board of RFA noted that RFA performed below the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. The Board of RFA and BlackRock reviewed the reasons for RFA’s underperformance during these periods compared with its Peers. The Board of RFA was informed that, among other things, while RFA’s portfolio managers have reduced RFA’s Florida exposure, RFA remains overweighted in Florida holdings versus its Peers, which has hindered RFA’s performance, as the state of Florida continues to have budget deficit concerns and a very weak housing market.

ANNUAL REPORT	JULY 31, 2010	71

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of RFA and BlackRock discussed BlackRock’s strategy for improving RFA’s performance and BlackRock’s commitment to providing the resources necessary to assist RFA’s portfolio managers and to improve RFA’s performance, in part through the repositioning of RFA’s portfolio.

The Boards of BBF and RNJ noted that, in general, BBF and RNJ performed better than their Peers in that the performance of BBF was at or above the median of its respective Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported and that the performance of RNJ was at or above the median of its Lipper Performance Composite in two of the one-, three- and five-year periods reported.

The Board of RAA noted that RAA performed below the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. The Board of RAA and BlackRock reviewed the reasons for RAA’s underperformance during these periods compared with its Peers. The Board of RAA was informed that, among other things, higher borrowings costs stemming from the “freezing up” of the auction rate preferred market required that dividends be adjusted lower. RAA has been the lowest yielding portfolio in its performance category.

The Board of RAA noted management’s efforts to benefit shareholders through a proposed merger of RAA and that shareholders had rejected the merger. The Board of RAA noted that, at the same meeting at which the Agreements were approved, the Board also approved submitting the liquidation of RAA to its shareholders for a vote.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Boards, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. The Boards also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s profitability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its Fund’s contractual management fee rate was lower than or equal to the median contractual management fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Boards also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Fund.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds,

72	ANNUAL REPORT	JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative and distribution services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their respective Fund’s shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Boards, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2011. As part of its approval, each Board considered the discussions of BlackRock’s fee structure, as it applies to its respective Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2010	73

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After RAA, BFZ, RFA, BBF, RNJ, BNJ, RNY and BNY declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion in newly issued shares.

After BFO declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market or on BFO’s primary exchange (“open market purchases”). BFO will not issue any new shares under the Plan.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

74	ANNUAL REPORT	JULY 31, 2010

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				99 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				99 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices)

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				99 RICs consisting of 97 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				99 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of 97 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				99 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development)

ANNUAL REPORT	JULY 31, 2010	75

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, US Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				99 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				99 RICs consisting of 97 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for any of the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows trustees as joining the Trusts’ board in 2007, each trustee first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			169 RICs consisting of 292 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

			169 RICs consisting of 292 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

76	ANNUAL REPORT	JULY 31, 2010

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years

Trusts Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009[2]

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; Formerly General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Trusts serve at the pleasure of the Board of Trustees.

[2]	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Financial
Management, Inc.
New York, NY 10055

Custodian

State Street Bank and
Trust Company
Boston, MA 02111

Transfer Agent Common Shares:
Computershare Trust Company, N.A.
Providence, RI 02940

Auction Agent:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts

100 Bellevue Parkway
Wilmington, DE 19809

Effective March 31, 2010, G. Nicholas Beckwith, III, a Trustee of the Trusts, resigned. The Trusts’ Board extends its best wishes to Mr. Beckwith.

ANNUAL REPORT	JULY 31, 2010	77

Additional Information

General Information

On July 29, 2010, BlackRock Advisors, LLC, the Trusts’ investment advisor (the “Manager”), announced that a shareholder derivative complaint was filed on July 27, 2010 in the Supreme Court of the State of New York, New York County with respect to BFZ and BNJ, which had previously received a demand letter from a law firm on behalf of each trust’s common shareholders. The complaint was filed against the Manager, BlackRock, Inc., BFZ, BNJ and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleges, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of BFZ and BNJ (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. The plaintiffs are seeking monetary damages for the alleged losses suffered and to enjoin BFZ and BNJ from future redemptions of AMPS at their liquidation preference. The BlackRock Parties believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

Certain Trusts are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act of 2002.

78	ANNUAL REPORT	JULY 31, 2010

Additional Information (concluded)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment results during the year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV for the calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

July 31, 2010

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

RNY	$0.835500	$0.024871	—	$0.860371	97%	3%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2010	79

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-BK9-07/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Florida Municipal 2020 Term Trust	$28,300	$28,300	$3,500	$3,500	$6,100	$6,100	$0	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Florida Municipal 2020 Term Trust	$20,377	$413,128

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2010.

(a)(1)

The registrant is managed by a team of investment professionals comprised of F. Howard Downs, Director at BlackRock, Inc., Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Inc., and Walter O’Connor, Managing Director at BlackRock, Inc. Each is a member of BlackRock, Inc.’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Downs, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2007, 2006 and 2006, respectively.

Portfolio Manager	Biography
F. Howard Downs	Director of BlackRock, Inc. since 2004; Vice President of BlackRock, Inc. from 1999 to 2004.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of July 31, 2010:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
F. Howard Downs	9	3	32	0	0	0
	$1.85 Billion	$129.8 Million	$1.13 Billion	$0	$0	$0
Theodore R. Jaeckel, Jr.	72	0	0	0	0	0
	$20.16 Billion	$0	$0	$0	$0	$0
Walter O’Connor	72	0	0	0	0	0
	$20.16 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of July 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel, O’Connor and Downs have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel, O’Connor and Downs have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
F. Howard Downs	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Florida Municipal 2020 Term Trust

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Florida Municipal 2020 Term Trust

Date: October 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Florida Municipal 2020 Term Trust

Date: October 6, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Florida Municipal 2020 Term Trust

Date: October 6, 2010